CUSTODY, ADMINISTRATION AND
                          ACCOUNTING SERVICES AGREEMENT
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                                TABLE OF CONTENTS
SECTION                                                                   PAGE
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DEFINITIONS..................................................................1
ARTICLE I - CUSTODY SERVICES.................................................3
  1.   APPOINTMENT OF MELLON.................................................3
  2.   CUSTODY OF CASH AND SECURITIES........................................3
  3.   SETTLEMENT OF TRANSACTIONS............................................7
  4.   LENDING OF SECURITIES.................................................8
  5.   PERSONS HAVING ACCESS TO ASSETS.......................................8
  6.   APPOINTMENT OF SUBCUSTODIANS..........................................8
  7.   OVERDRAFT FACILITY AND SECURITY FOR PAYMENT...........................9
  8.   TAX OBLIGATIONS.......................................................9
ARTICLE II - FOREIGN CUSTODY MANAGER SERVICES...............................10
  1.   DELEGATION...........................................................10
  2.   CHANGES TO APPENDIX B................................................10
  3.   REPORTS TO BOARD.....................................................10
  4.   MONITORING SYSTEM....................................................10
  5.   STANDARD OF CARE.....................................................10
  6.   USE OF SECURITIES DEPOSITORIES.......................................10
ARTICLE III - INFORMATION SERVICES..........................................11
  1.   RISK ANALYSIS........................................................11
  2.   MONITORING OF SECURITIES DEPOSITORIES................................11
  3.   USE OF AGENTS........................................................11
  4.   EXERCISE OF REASONABLE CARE..........................................11
  5.   LIABILITIES AND WARRANTIES...........................................11
ARTICLE IV - ADMINISTRATION SERVICES........................................11
  1.   APPOINTMENT OF MELLON................................................11
  2.   ADMINISTRATION SERVICES..............................................11
  3.   SUPERVISION OF TRANSFER AGENT AND OTHER SERVICE PROVIDERS............12
ARTICLE V - ACCOUNTING SERVICES.............................................12
  1.   APPOINTMENT OF MELLON................................................12
  2.   ACCOUNTING SERVICES..................................................12
  3.   NET ASSET VALUE SERVICE..............................................13
ARTICLE VI - GENERAL MATTERS................................................14
  1.   STANDARD OF CARE; SCOPE OF RESPONSIBILITIES..........................14
  2.   INSOLVENCY OF FOREIGN CUSTODIANS.....................................16
  3.   LIABILITY FOR DEPOSITORIES...........................................16
  4.   DAMAGES..............................................................16
  5.   INDEMNIFICATION; LIABILITY OF A FUND.................................16
  6.   FORCE MAJEURE........................................................17
  7.   COMMUNICATIONS.......................................................18
  8.   COMPENSATION AND EXPENSES............................................18
  9.   TERM AND TERMINATION.................................................19
  10.  INSPECTION OF BOOKS AND RECORDS......................................19
  11.  SERVICE LEVEL AGREEMENTS.............................................20
  12.  MISCELLANEOUS........................................................20


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APPENDIX A.  LIST OF FUNDS.................................................A-1
APPENDIX B.  SELECTED COUNTRIES............................................B-1
APPENDIX C.  AUTHORIZED PERSONS............................................C-1
APPENDIX D.  TRUST OFFICERS................................................D-1
APPENDIX E.  FEES AND EXPENSES.............................................E-1
APPENDIX F.  SERVICE LEVEL AGREEMENTS......................................F-1
APPENDIX G.  SELF CUSTODY RIDER............................................G-1


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                           CUSTODY, ADMINISTRATION AND
                          ACCOUNTING SERVICES AGREEMENT

      This Agreement, effective as of the 1st day of October, 2003, and is between Mellon Institutional Funds Investment Trust (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts having its principal office and place of business at One Boston Place, Boston, Massachusetts 02108, and Mellon Bank, N.A. ("Mellon"), a national bank with its principal place of business at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

                              W I T N E S S E T H:

      WHEREAS, the Trust is authorized to issue shares in separate series with each such series representing interests in a separate portfolio of securities and other assets, and the Trust has made the series listed on Appendix A subject to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to the Agreement in accordance with the terms hereof, shall be referred to as a "Fund" and, collectively, as the "Funds");

      WHEREAS, the Trust and Mellon desire to set forth their agreement with respect to the custody of the Funds' securities and cash, and the processing of securities transactions;

      WHEREAS, the Board desires to delegate certain of its responsibilities for performing the services set forth in paragraphs (c)(1), (c)(2) and (c)(3) of Rule 17f-5 to Mellon as a Foreign Custody Manager;

      WHEREAS, Mellon agrees to accept such delegation with respect to Assets, including those held by Foreign Custodians in the Selected Countries as set forth in jurisdictions listed on Appendix B as set forth in Article II;

      WHEREAS, Mellon also agrees to perform the function of a Primary Custodian under Rule 17f-7; and

      WHEREAS, Mellon agrees to perform administration and accounting services for each Fund as described herein;

      NOW THEREFORE, the Trust and Mellon agree as follows:

                                   DEFINITIONS

      The following words and phrases, unless the context requires otherwise, shall have the following meanings:

1. "Act": the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time.

2. "Agreement": this Agreement and any amendments hereto.


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3. "Assets": of a Fund, any of the Fund's investments, including Securities, and foreign currencies and investments for which the primary market is outside the United States, and such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments.

4. "Authorized Person": the Chairman of the Trust's Board, its President, and any Vice President, Secretary, Treasurer or any other person, whether or not any such person is an officer or employee of the Trust, duly authorized by the Board to add or delete jurisdictions pursuant to Article II and to give Instructions on behalf of a Fund that is listed in the Certificate annexed hereto as Appendix C or such other Certificate as may be received by Mellon from time to time.

5. "Board": the Board of Trustees of the Trust.

6. "Book-Entry System": the Federal Reserve/Treasury book-entry system for United States and federal agency Securities, its successor or successors and its nominee or nominees.

7. "Business Day": any day that the New York Stock Exchange is open for trading.

8. "Certificate": any notice, instruction or other instrument in writing, authorized or required by this Agreement to be given to Mellon, which is actually received by Mellon and signed on behalf of the Trust on behalf of a Fund by an Authorized Person or Persons designated by the Board to issue a Certificate.

9. "Eligible Securities Depository": the meaning of the term set forth in Rule 17f-7(b)(1).

10. "Exchange Act": the Securities Exchange Act of 1934 and the rules and regulations thereunder, all as amended from time to time.

11. "Foreign Custodian": (a) a banking institution or trust company incorporated or organized under the laws of a country other than the United States, that is regulated as such by the country's government or an agency of the country's government; (b) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank-holding company; or (c) any entity other than a Securities Depository with respect to which exemptive or no-action relief has been granted by the Securities and Exchange Commission permitting such entity to serve as an "Eligible Foreign Custodian" under Rule 17f-5 under the Act. For the avoidance of doubt, the term "Foreign Custodian" shall not include Euroclear, Clearstream, Bank One or any other transnational system for the central handling of securities or equivalent book-entries regardless of whether or not such entities or their service providers are acting in a custodial capacity with respect to Assets, Securities or other property of a Fund.

12. "Instructions": directions and instructions to Mellon from an Authorized Person in writing by facsimile or electronic transmission subject to Mellon's practices or any other method specifically agreed upon, provided that Mellon may, in its discretion, accept oral directions and instructions from an individual it reasonably believes to be an Authorized Person and may require confirmation in writing.

13. "NASD": National Association of Securities Dealers, Inc.


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14. "Primary Custodian": the meaning set forth in Rule 17f-7(b)(2).

15. "Prospectus": a Fund's current prospectus and statement of additional information relating to the registration of the Shares under the Securities Act.

16. "Risk Analysis": the analysis required under Rule 17f-7(a)(1)(i)(A).

17. "Rules 17f-4, 17f-5 and 17f-7": such Rules as promulgated under Section 17(f) of the Act, as such rules (and any successor rules or regulations) may be amended from time to time.

18. "Securities Act": the Securities Act of 1933 and the rules and regulations thereunder, all as amended from time to time.

19. "Securities Depository": a system for the central handling of securities as defined in Rule 17f-4(c)(6).

20. "Security" or "Securities": bonds, debentures, notes, stocks, shares, evidences of indebtedness, and other securities, commodities, interests and investments from time to time owned by the Fund.

21. "Selected Countries": the jurisdictions listed on Appendix B as such may be amended from time to time in accordance with Article II.

22. "Shares": shares of beneficial interest of each Fund, however designated.

23. "Tax Obligations": taxes, withholding, certification and reporting requirements, claims for exemptions or refund, interest, penalties, additions to tax and other related expenses of a Fund.

24. "U.S. Bank": a "U.S. Bank," as such term is defined in Rule 17f-5(a)(7) under the Act.

25. "Valuation Date": each day on which a valuation is determined, which, except as may otherwise be provided by order of the Securities and Exchange Commission, shall be any day that the New York Stock Exchange is open for trading.

                          ARTICLE I. - CUSTODY SERVICES

1. Appointment of Mellon. The Board appoints Mellon, and Mellon accepts appointment, as custodian of all the Assets at the time owned by or in the possession of each Fund during the period of this Agreement.

2. Custody of Cash and Securities.

      a. Receipt and Holding of Assets. Each Fund will deliver or cause to be delivered to Mellon all Securities and monies owned by it at any time during the period of this Agreement. Mellon will not be responsible for such Assets until actually received. The Board specifically authorizes Mellon to hold Assets of each Fund with any domestic subcustodian, or Securities Depository, and Foreign Custodians or Eligible Securities Depositories in the Selected Countries


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as provided in Article II. Assets of each Fund deposited in a Securities
Depository or Eligible Securities Depositories will be reflected in an account or accounts that include only assets held by Mellon or a Foreign Custodian for its customers.

      b. Disbursements of Cash and Delivery of Securities. Mellon shall disburse cash or deliver out Securities only for the purposes listed below. Instructions must specify or evidence the purpose for which any transaction is to be made and each Fund shall be solely responsible to assure that Instructions are in accord with any limitations or restrictions applicable to the Fund.

            (i) In payment for Securities purchased for such Fund;

            (ii) In payment of dividends or distributions with respect to Shares of such Fund;

            (iii) In payment for Shares of such Fund that have been redeemed by such Fund;

            (iv) In payment of taxes of such Fund;

            (v) When Securities of such Fund are sold, called, redeemed, retired, or otherwise become payable;

            (vi) In exchange for or upon conversion into other securities of such Fund alone or other securities and cash pursuant to any plan of merger, consolidation, reorganization, recapitalization or readjustment;

            (vii) Upon conversion of Securities of such Fund pursuant to their terms into other securities;

            (viii) Upon exercise of subscription, purchase or other similar rights represented by Securities of such Fund;

            (ix) For the payment of interest, management or supervisory fees, distributions or operating expenses of such Fund;

            (x) In payment of fees and in reimbursement of the expenses and liabilities of Mellon attributable to such Fund;

            (xi) In connection with any borrowings by such Fund or short sales of securities requiring a pledge of Securities of such Fund, but only against receipt of amounts borrowed;

            (xii) In connection with any loans, but only against receipt of adequate collateral as specified in Instructions, which shall reflect any restrictions applicable to such Fund;

            (xiii) For the purpose of redeeming Shares of such Fund and the delivery to, or the crediting to the account of, Mellon or such Fund's transfer agent, such Shares to be purchased or redeemed;


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            (xiv) For the purpose of redeeming in kind Shares of such Fund against delivery to Mellon, its subcustodian or the Fund's transfer agent (solely in its or their capacity as such) of such Shares to be so redeemed;

            (xv) For delivery in accordance with the provisions of any agreement among the Trust with respect to such Fund, Mellon and a broker-dealer registered under the Exchange Act and a member of NASD, relating to compliance with the rules of the Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by such Fund. Mellon will act only in accordance with Instructions in the delivery of Securities of such Fund to be held in escrow and will have no responsibility or liability for any such Securities that are not returned promptly when due other than to make proper requests for such return;

            (xvi) For spot or forward foreign exchange transactions to facilitate security trading, receipt of income from Securities of such Fund or related transactions;

            (xvii) Upon the termination of this Agreement; and

            (xviii) For other proper purposes as may be specified in Instructions issued by an officer of the Trust with respect to such Fund, which shall include a statement of the purpose for which the delivery or payment is to be made, the amount of the payment or specific Securities to be delivered, the name of the person or persons to whom delivery or payment is to be made, and a Certificate stating that the purpose is a proper purpose under the instruments governing the Trust.

      c. Actions That May be Taken Without Instructions. Unless an Instruction to the contrary is received, Mellon shall:

            (i) Collect all income due to or payable by each Fund and use reasonable efforts to investigate circumstances of nonreceipt of payments, provided that Mellon shall not be responsible for the failure to receive payment of (or late payment of) distributions or other payments with respect to Securities or other property held in the account of such Fund;

            (ii) Present for payment and collect the amount payable upon all Securities of each Fund, which may mature or be called, redeemed, retired or otherwise become payable. Notwithstanding the foregoing, Mellon shall have no responsibility to a Fund for monitoring or ascertaining any call, redemption or retirement dates with respect to put bonds or similar instruments that are owned by such Fund and held by Mellon or its nominees where such dates are not published in sources routinely used by Mellon. Nor shall Mellon have any responsibility or liability to a Fund for any loss by such Fund for any missed payments or other defaults resulting therefrom, unless Mellon received timely notification from such Fund specifying the time, place and manner for the presentment of any such put bond owned by such Fund and held by Mellon or its nominee. Mellon shall not be responsible and assumes no liability for the accuracy or completeness of any notification Mellon may receive from a third party and duly furnishes the information contained in such notification to a Fund with respect to put bonds or similar instruments;

            (iii) Surrender Securities of a Fund in temporary form for definitive Securities;


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            (iv) Hold directly, or through a Securities Depository with respect to Securities therein deposited, for the account of each Fund all rights and similar securities issued with respect to any Securities held by Mellon hereunder for that Fund;

            (v) Submit or cause to be submitted to each Fund or its investment adviser as designated by the Trust information actually received by Mellon regarding ownership rights pertaining to property held for such Fund;

            (vi) Deliver or cause to be delivered any Securities held for each Fund in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any business entity, or the exercise of any conversion privilege;

            (vii) Deliver or cause to be delivered any Securities held for each Fund to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation or recapitalization or sale of assets of any business entity, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

            (viii) Make or cause to be made such transfers or exchanges of the assets specifically allocated to each Fund and take such other steps as shall be stated in Instructions for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of each Fund;

            (ix) Deliver Securities of each Fund upon the receipt of payment in connection with any repurchase agreement related to such Securities entered into by such Fund;

            (x) Deliver Securities owned by each Fund to the issuer thereof or its agent when such Securities are called, redeemed, retired or otherwise become payable; provided, however, that in any such case the cash or other consideration is to be delivered to Mellon. Notwithstanding the foregoing, Mellon shall have no responsibility to a Fund for monitoring or ascertaining any call, redemption or retirement dates with respect to the put bonds or similar instruments that are owned by such Fund and held by Mellon or its nominee where such dates are not published in sources routinely used by Mellon. Nor shall Mellon have any responsibility or liability to a Fund for any loss by such Fund for any missed payment or other default resulting therefrom unless Mellon received timely notification from such Fund specifying the time, place and manner for the presentment of any such put bond owned by such Fund and held by Mellon or its nominee. Mellon shall not be responsible and assumes no liability to a Fund for the accuracy or completeness of any notification Mellon may receive from a third party and duly furnishes the information contained in such notification to such Fund with respect to put bonds or similar investments;

            (xi) Endorse and collect all checks, drafts or other orders for the payment of money received by Mellon for the account of each Fund; and

            (xii) Execute any and all documents, agreements or other instruments as may be necessary or desirable for the accomplishment of the purposes of this Agreement.


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      d. Confirmation and Statements. Promptly after the close of business on each day, Mellon shall furnish each Fund with confirmations and a summary of all transfers to and from the account of such Fund during the day. Where Securities purchased by a Fund are in a fungible bulk of securities registered in the name of Mellon (or its nominee) or shown on Mellon's account on the books of a Securities Depository, Mellon shall by book-entry or otherwise identify the quantity of those Securities belonging to that Fund. At least monthly, Mellon shall furnish each Fund with a detailed statement of the Assets held for the Fund under this Agreement.

      e. Registration of Securities. Mellon is authorized to hold all Securities, Assets, or other property of each Fund in nominee name, in bearer form or in book-entry form. Mellon may register any Securities, Assets or other property of each Fund in the name of the Trust or such Fund, in the name of Mellon, any domestic subcustodian, or Foreign Custodian, in the name of any duly appointed registered nominee of such entity, or in the name of a Securities Depository or its successor or successors, or its nominee or nominees. The Trust on behalf of each Fund agrees to furnish to Mellon appropriate instruments to enable Mellon to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of a Securities Depository, any Securities that it may hold for the account of such Fund and that may from time to time be registered in the name of the Trust or such Fund.

      f. Segregated Accounts. Upon receipt of Instructions, Mellon will from time to time establish segregated accounts on behalf of each Fund to hold and deal with specified Assets as shall be directed.

      g. Reports. Mellon shall provide promptly, upon request by the Trust or the Trust's independent public accountants, such reports as are available concerning Mellon's internal accounting controls and financial strength and, upon request, will provide the Trust and the Trust's independent public accountants access to books and records relating to the Trust and Mellon's internal controls.

3. Settlement of Transactions.

      a. Customary Practices. Settlement of transactions may be effected in accordance with trading and processing practices customary in the jurisdiction or market where the transaction occurs. The Trust on behalf of each Fund acknowledges that this may, in certain circumstances, require the delivery of cash or Securities (or other property) without the concurrent receipt of Securities (or other property) or cash. In such circumstances, Mellon shall have no responsibility for nonreceipt of payments (or late payment) or nondelivery of Securities or other property (or late delivery) by the counterparty.

      b. Contractual Income. Unless the parties agree to the contrary, Mellon shall credit the applicable Fund, in accordance with Mellon's standard operating procedure, with income and maturity proceeds on Securities on the contractual payment date net of any taxes or upon actual receipt. To the extent Mellon credits income on the contractual payment date, Mellon may reverse such accounting entries with back value to the contractual payment date if Mellon reasonably believes that such amount will not be received.


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      c. Contractual Settlement. Unless the parties agree to the contrary,
Mellon will attend to the settlement of securities transactions in accordance with Mellon's standard operating procedure, on the basis of either contractual settlement date accounting or actual settlement date accounting. To the extent Mellon settles certain securities transactions on the basis of contractual settlement date accounting, Mellon may reverse with back value to the contractual settlement date any entry relating to such contractual settlement if Mellon reasonably believes that such amount will not be received.

4. Lending of Securities. Mellon may lend the assets of a Fund in accordance with the terms and conditions of a separate securities lending agreement approved by the Trust on behalf of such Fund.

5. Persons Having Access to Assets.

      a. Access and Withdrawal. No trustee or agent of the Trust, and no officer, director, employee or agent of the Trust's or a Fund's investment adviser, of any sub-investment adviser of the Trust or of a Fund, or of Mellon acting in its capacity as the Trust's or a Fund's administrator, shall have physical access to the Assets of a Fund held by Mellon or be authorized or permitted to withdraw any investments of such Fund, nor shall Mellon deliver any Assets of such Fund to any such person. No officer, director, employee or agent of Mellon who holds any similar position with the Trust's or a Fund's investment adviser, with any sub-investment adviser of the Trust or a Fund or with the Trust's or a Fund's administrator shall have access to the Assets of the Fund.

      b. Providing Instructions. Nothing in this Section 5 shall prohibit any duly authorized officer, employee or agent of the Trust, or any duly authorized officer, director, employee or agent of the investment adviser, of any sub-investment adviser of a Fund or of a Fund's administrator, from giving Instructions to Mellon or executing a Certificate so long as it does not result in delivery of or access to Assets of such Fund prohibited by paragraph (a) of this Section 5.

6. Appointment of Subcustodians. Mellon is hereby authorized to appoint one or more domestic subcustodians (which may be an affiliate of Mellon) to hold Assets at any time owned by a Fund. The appointment of any such domestic subcustodian shall not relieve Mellon of its responsibilities or liabilities hereunder, except where a Fund has selected the domestic subcustodian. Mellon shall have no more or less responsibility or liability on account of the acts or omissions of any domestic subcustodian it selected and employed hereunder than Mellon has to the Fund. Where a Fund has selected a domestic subcustodian to hold Assets at any time owned by a Fund, Mellon shall have no liability to a Fund or any other person by reason of any act or omission of any subcustodian and a Fund shall indemnify Mellon and hold it harmless from and against any and all actions, suits and claims, arising directly or indirectly out of the performance of any subcustodian selected by a Fund. Mellon also is hereby authorized when acting pursuant to Instructions to: (1) place assets of a Fund with any Foreign Custodian located in a jurisdiction that is not a Selected Country and with Euroclear, Clearstream, Banc One or any other transnational depository; and (2) place assets of a Fund with a broker or other agent as subcustodian in connection with futures, options, short selling or other transactions. When


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acting pursuant to, and in accordance with, such Instructions, Mellon shall not be liable for the acts or omissions of any subcustodian so appointed.

7. Overdraft Facility and Security for Payment. If Mellon receives Instructions to make payments or transfers of monies on behalf of a Fund for which there would be, at the close of business on the date of such payment or transfer, insufficient monies held by Mellon on behalf of such Fund, Mellon may, in its sole discretion, provide an overdraft (an "Overdraft") to such Fund in an amount sufficient to allow the completion of such payment or transfer. Any Overdraft provided hereunder: (a) shall be payable on the next Business Day, unless otherwise agreed by such Fund and Mellon; and (b) shall accrue interest from the date of the Overdraft to the date of payment in full by such Fund at a rate agreed upon from time to time, by Mellon and such Fund or, in the absence of specific agreement, at such rate as charged to other customers of Mellon under procedures uniformly applied. Mellon and each Fund acknowledge that the purpose of such Overdraft is to temporarily finance the purchase of Securities for prompt delivery in accordance with the terms hereof, to meet unanticipated or unusual redemptions, to allow the settlement of foreign exchange contracts or to meet other unanticipated Fund expenses. Mellon shall promptly notify the appropriate Fund (an "Overdraft Notice") of any Overdraft. To secure payment of any Overdraft, each Fund hereby grants to Mellon a continuing security interest in and right of setoff against the Securities and cash in the Fund's account from time to time in the full amount of such Overdraft. Should a Fund fail to pay promptly any amounts owed hereunder, Mellon shall be entitled to use available cash in such Fund's account and to liquidate Securities in the account as necessary to meet such Fund's obligations under the Overdraft. In any such case, and without limiting the foregoing, Mellon shall be entitled to take such other actions(s) or exercise such other options, powers and rights as Mellon now or hereafter has as a secured creditor under the Pennsylvania Uniform Commercial Code or any other applicable law.

8. Tax Obligations. Unless Mellon has notified the Trust that Mellon has not received relevant and necessary information with respect to a Fund, Mellon shall perform the following services with respect to Tax Obligations:

      a. Claims. Mellon shall file claims for exemptions or refunds with respect to withheld foreign (non-U.S.) taxes of a Fund in instances in which such claims are appropriate;

      b. Withholdings. Mellon shall withhold appropriate amounts, as required by U.S. tax laws, with respect to amounts received on behalf of nonresident aliens who hold Shares of a Fund; and

      c. Information. Mellon shall provide to a Fund such information received by Mellon that could, in Mellon's reasonable belief, assist such Fund in the submission of any reports or returns with respect to Tax Obligations. Each Fund shall inform Mellon in writing as to which party or parties shall receive information from Mellon.

      Mellon shall provide such other services with respect to Tax Obligations, including preparation and filing of tax returns and reports and payment of amounts due (to the extent funded), as requested by the Trust on behalf of a Fund and agreed to by Mellon in writing. Mellon shall have no independent obligation to determine the existence of any information with respect to, or the extent of, any Tax Obligations now or hereafter imposed on a Fund by any


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taxing authority. Except as specifically provided herein or agreed to in writing by Mellon, Mellon shall have no obligations or liability with respect to Tax Obligations of the Trust or any Fund, including, without limitation, any obligation to file or submit returns or reports with any taxing authorities.

      In making payments to service providers pursuant to Instructions, the Trust, on behalf of each Fund, acknowledges that Mellon is acting as a paying agent and not as the payor, for tax information reporting and withholding purposes.

                 ARTICLE II. - FOREIGN CUSTODY MANAGER SERVICES

1. Delegation. The Board delegates to Mellon, and Mellon hereby agrees to accept, responsibility as each Fund's Foreign Custody Manager for selecting, contracting with and monitoring Foreign Custodians in Selected Countries set forth in Appendix B in accordance with Rule 17f-5(c).

2. Changes to Appendix B. Appendix B may be amended by written agreement from time to time to add or delete jurisdictions by written agreement signed by an Authorized Person of the Trust on behalf of the appropriate Fund and Mellon, but Mellon reserves the right to delete jurisdictions upon reasonable notice to the Fund.

3. Reports to Board. Mellon shall provide written reports notifying the Board of the placement of Assets of a Fund with a particular Foreign Custodian and of any material change in such Fund's foreign custody arrangements. Such reports shall be provided to the Board quarterly, except as otherwise agreed by Mellon and the Trust.

4. Monitoring System. In each case in which Mellon has exercised delegated authority to place Assets of a Fund with a Foreign Custodian, Mellon shall establish a system, to re-assess or re-evaluate selected Foreign Custodians, at least annually in accordance with Rule 17f-5(c)(3).

5. Standard of Care. In exercising the delegated authority under this Article II of the Agreement, Mellon agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of the Assets would exercise in like circumstances. Contracts with Foreign Custodians shall provide for reasonable care for Assets based on the standards applicable to Foreign Custodians in the Selected Country. In making this determination, Mellon shall consider the provisions of Rule 17f-5(c)(2).

6. Use of Securities Depositories. In exercising its delegated authority, Mellon may assume, unless instructed in writing by an Authorized Person of a Fund to the contrary, that such Fund and its investment adviser have determined, pursuant to Rule 17f-7, that the depository provides reasonable safeguards against custody risks if such Fund decides to place and maintain foreign assets with any Securities Depository as to which Mellon has provided the Trust on behalf of such Fund with a Risk Analysis.

                       ARTICLE III. - INFORMATION SERVICES

1. Risk Analysis. Mellon will provide the Trust on behalf of each Fund with a Risk Analysis with respect to Securities Depositories operating in the countries listed in Appendix B. If Mellon is unable to provide a Risk Analysis with respect to a particular Securities Depository, it will notify the Trust on behalf of each Fund. If a new Securities Depository commences operation in one of the Appendix B countries, Mellon will provide the Trust on behalf of the Fund with a Risk Analysis in a reasonably practicable time after such Securities Depository becomes operational. If a new country is added to Appendix B, Mellon will provide the Trust on behalf of each Fund with a Risk Analysis with respect to each Securities Depository in that country within a reasonably practicable time after the addition of the country to Appendix B.

2. Monitoring of Securities Depositories. Mellon will monitor the custody risks associated with maintaining Assets with each Securities Depository for which it has provided the Trust on behalf of each Fund with a Risk Analysis as required under Rule 17f-7. Mellon will promptly notify the Trust on behalf of each Fund or its investment adviser of any material change in these risks.

3. Use of Agents. Mellon may employ agents, including, but not limited to, Foreign Custodians, to perform its responsibilities under Sections 1 and 2 above.

4. Exercise of Reasonable Care. Mellon will exercise reasonable care, prudence, and diligence in performing its responsibilities under this Article III. With respect to the Risk Analyses provided or monitoring performed by an agent, Mellon will exercise reasonable care in the selection of such agent, and shall be entitled to rely upon information provided by agents so selected in the performance of its duties and responsibilities under this Article III.

5. Liabilities and Warranties. While Mellon will take reasonable precautions to ensure that information provided is accurate, Mellon shall have no liability with respect to information provided to it by third parties other than Mellon's affiliates. Due to the nature and source of information, and the necessity of relying on various information sources, most of which are external to Mellon, Mellon shall have no liability for direct or indirect use of such information from third parties other than Mellon's affiliates.

                      ARTICLE IV. - ADMINISTRATION SERVICES

1. Appointment of Mellon. The Board appoints Mellon to provide administration services to each Fund for the period and on terms as set forth in this Agreement. Mellon accepts such appointment and agrees to furnish such services during the period of this Agreement.

2. Administration Services.

      a. Financial Reporting. Mellon will (i) prepare the trial balance and supporting documents for a Fund's semi-annual reports; (ii) coordinate the preparation, typesetting and distribution of a Fund's financial statements;
(iii) make available and provide to a Fund financial information required by a Fund in the preparation of its registration statements and financial reports required by federal securities laws; (iv) coordinate with a Fund's independent auditors; and (v) oversee the preparation and distribution of a Fund's semi-annual and annual reports.

      b. Regulated Investment Company Compliance. Mellon will monitor and prepare regular compliance reports as agreed upon by a Fund and Mellon from time to time relating to a Fund's status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

      c. Board Reporting. Mellon will prepare financial and administrative reports to the Trust's Board as requested by the Trust and prepare such other reports and information as agreed upon by the Trust and Mellon from time to time.

      d. Tax Reporting. Mellon will (i) prepare trial balances and tax adjustments in connection with the preparation of a Fund's federal tax returns;
(ii) review tax disclosure in a Fund's annual reports to shareholders; (iii) monitor and report on capital gain distributions; (iv) monitor and report on capital loss carryforwards; (v) prepare year-end shareholder tax information; and (vi) prepare year-end Form 1099 Miscellaneous.

3. Supervision of Transfer Agent and Other Service Providers. Mellon shall oversee the provision of transfer agent services to each Fund by Dreyfus Transfer, Inc. ("DTI") pursuant a Transfer Agency Agreement dated as of October 1, 2003 between DTI and the Trust on behalf of each Fund, as such agreement may be amended from time to time. Mellon also shall serve as liaison between the Trust and its other services providers as agreed upon from time to time by the Trust and Mellon. As part of its oversight obligations, Mellon shall be responsible for monitoring and reporting to each Fund the performance of service levels agreed upon by the Trust and DTI. In addition, Mellon shall seek to ensure that DTI adheres to the service levels agreed upon by the Trust and DTI.

                        ARTICLE V. - ACCOUNTING SERVICES

1. Appointment of Mellon. The Board appoints Mellon to provide accounting services to each Fund for the period and on terms as set forth in this Agreement. Mellon accepts such appointment and agrees to furnish such services during the period of this Agreement.

2. Accounting Services. Subject to the supervision and direction of the Trust, Mellon undertakes to provide the following services with respect to each Fund:

      a. Valuation of Assets. Valuing such Fund's Assets, maintaining general Fund ledgers and calculating the net asset value of the Assets of such Fund in accordance with the rules for valuation and procedures for the performance of services set forth hereunder.

      b. Other Accounting Services. Providing such Fund with such other accounting services and reports as may be reasonably requested by such Fund and agreed to by Mellon in writing, provided that such Fund supplies all necessary information enabling Mellon to supply such services.

      c. Maintenance of Books and Records. Mellon will keep and maintain on behalf of such Fund such books and records as such Fund and Mellon may agree upon from time to time.

      d. Property of Client. Mellon agrees that all records which it maintains for such Fund shall be considered the property of such Fund and further agrees to surrender promptly to such Fund copies of any of such records upon such Fund's request; provided, however, that Mellon is hereby authorized to retain any such records as may be required by applicable law or Mellon's policies and procedures.

      e. Accounting Services Statement. If, within ninety (90) days after Mellon sends such Fund a statement with respect to the accounting services or reports provided, such Fund has not given Mellon written notice of any exception or objection thereto, such statement shall be deemed to have been approved, and in such case, Mellon shall not be liable for any matters in such statements. Mellon reserves the right to claim the benefit of the common law doctrine latches as the same may apply to errors which should have reasonably been discovered sooner by a reasonable review of a statement. Such Fund (or its designee) shall have the right at its own expense to inspect Mellon's books and records directly relating to such Fund during Mellon's normal business hours.

3. Net Asset Value Service.

      a. Trust Valuation. Mellon agrees to provide to the Trust, its service providers or its agents for each Valuation Date a net asset value calculation service for each Fund. The total net assets ("TNA") of a Fund on a Valuation Date shall equal the aggregate value of the assets of such Fund less the value of the accrued liabilities of such Fund. The TNA of a Fund shall be determined in accordance with that Fund's pricing and valuation procedures, a true and correct copy of which shall be provided to Mellon. Mellon is authorized to obtain and rely upon prices and quotes from independent pricing services or from the Trust, an investment adviser to the Trust or a Fund or a person authorized to provide such information as set forth in the Fund's pricing and valuation procedures. Mellon shall be without liability or responsibility for any loss occasioned by such reliance. When prices from independent pricing services utilized by Mellon are not readily available or the Trust, an investment adviser or such authorized person believes such prices are inaccurate or unreliable, the Trust shall direct, or cause its investment advisers or such authorized person to direct, Mellon as to a price or quote to be used; and Mellon shall be fully protected in relying upon and acting in accordance with such direction in determining the price or quote.

      b. Net Asset Valuation. The net asset value per Share ("NAV") shall be determined by dividing the TNA of a Fund by the number of outstanding Shares of such Fund on a Valuation Date as determined by Mellon or as reported to Mellon by such Fund, its service providers or its agents. Provided that the TNA of a Fund on a Valuation Date and the total value of each shareholder's interest in a Fund on such Valuation Date remain the same, such Fund may direct Mellon to increase or decrease the total number of outstanding Shares of a Fund with a corresponding change in the NAV of such Fund.

      c. Multiple Classes. To the extent a Fund offers multiple classes of shares, Mellon shall provide the same net asset value service to each Fund on a per class basis as Mellon provides to the Trust on a per Fund basis pursuant to this Agreement for such compensation and reimbursement of expenses as set forth in Article VI, Section 8 below.

      d. Reconciliation; Transmission of NAV.

            (i) Each Fund shall assist, and shall cause its investment advisers, service providers and agents to assist, with the reconciliation of such Fund's investment transactions and asset positions. If Mellon receives information from a Fund, its investment adviser, service providers or agents, Mellon shall be entitled to rely upon, and shall be fully protected when relying upon and acting in accordance with, any such information (including, but not limited to, underlying investment values and information concerning purchases and sales or other information necessary for Mellon to determine any such Fund's TNA or NAV).

            (ii) Mellon shall transmit to a Fund or agent on each Valuation Date (or promptly following TNA or NAV reconciliation, if later) a file identifying the NAV of such Fund, and the Shares outstanding (as applicable), as of the Valuation Date.

      e. Restatement of NAV.

            (i) If there has been a misstatement of NAV of a Fund on any Valuation Date, Mellon shall restate such Fund's NAV and/or reconcile participating shareholder accounts in accordance with the Trust's procedures for correcting fund pricing errors, a true and correct copy of which has been provided to Mellon. Such procedures may be amended from time to time as agreed upon by Mellon and the Trust.

            (ii) In the event of a purchase of Shares of a Fund by a shareholder associated with a misstated NAV and in the event that participating shareholder accounts are to be corrected pursuant to the procedures described in subsection e(1) above, each affected shareholder's account shall be corrected by effecting a purchase or sale of Shares, as appropriate, of the relevant Fund using the corrected NAV and the dollar amount equal to the dollar amount associated with the purchase or sale of shares, as appropriate, at the misstated NAV. If there are insufficient Shares of such Fund for a participating shareholder to enable any such corrected sale transaction to be effected, the Fund shall cause the participating shareholder to repay to such Fund any such amount distributed to or otherwise transferred for the benefit of each affected participating shareholder in excess of the amount to which the participating shareholder was entitled had the sale proceeds been determined at the corrected NAV.

            (iii) The cost of making corrections to the NAV of a Fund and/or shareholder accounts shall not be borne by Mellon except to the extent that Mellon has been negligent in the performance of its duties under this Agreement.

                          ARTICLE VI. - GENERAL MATTERS

1. Standard of Care; Scope of Responsibilities.

      a. Standard of Care. Mellon shall be required to exercise reasonable care with respect to its duties under Articles I, II, III, IV and V of this Agreement unless otherwise specifically provided herein.

            (i) Notwithstanding any other provision of this Agreement, Mellon shall not be liable for any loss, cost, expense, claim, or damage, including reasonable legal fees, resulting from its action or omission to act or otherwise, except for any such loss or damage arising out of the negligence or willful misconduct of Mellon.

            (ii) Mellon may, with respect to questions of law, apply for and obtain the advice and opinion of counsel to the Trust or a Fund or of its own counsel, at the expense of the Trust or the appropriate Fund after consultation with the Trust or Fund, and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion.

      b. Scope of Duties. Without limiting the generality of the foregoing, Mellon shall be under no duty or obligation to inquire into, and shall not be liable for:

            (i) The acts or omissions of any agent appointed pursuant to Instructions of the Trust or a Fund or its investment adviser including, but not limited to, any broker-dealer or other entity to hold any Securities or other property of such Fund as collateral or otherwise pursuant to any investment strategy.

            (ii) The validity of the issue of any Securities purchased by a Fund, the legality of the purchase thereof, or the propriety of the amount paid therefor;

            (iii) The legality of the sale of any Securities by a Fund or the propriety of the amount for which the same are sold;

            (iv) The legality of the issue or sale of any Shares of a Fund, or the sufficiency of the amount to be received therefor;

            (v) The legality of the redemption of any Shares of a Fund, or the propriety of the amount to be paid therefore;

            (vi) The legality of the declaration or payment of any distribution of a Fund; or

            (vii) The legality of any borrowing for temporary administrative or emergency purposes.

      c. No Liability Until Receipt. Mellon shall not be liable for, or considered to be custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of the Fund until Mellon actually receives and collects such money.

      d. Amounts Due from Transfer Agent. Mellon shall use reasonable efforts to effect the collection of any amount due to the Fund from DTI and to cause payment or distribution by DTI of any amount paid by Mellon to DTI.

      e. Collection Where Payment Refused. Mellon shall not be required to take action to effect collection of any amount, if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until it shall be directed to take such action and it shall be assured to its satisfaction of reimbursement of its related costs and expenses.

      f. No Duty to Ascertain Authority. Mellon shall not be under any duty or obligation to ascertain whether any Securities at any time delivered to or held by it for the Fund are such as may properly be held by the Fund under the provisions of its governing instruments or Prospectus.

2. Insolvency of Foreign Custodians. Mellon shall be responsible for losses or damages suffered by a Fund arising as a result of the insolvency of a Foreign Custodian only to the extent that Mellon failed to comply with the standard of care set forth in Article II with respect to the selection and monitoring of such Foreign Custodian.

3. Liability for Depositories. Mellon shall not be responsible for any losses resulting from the deposit or maintenance of Securities, Assets or other property of a Fund with a Securities Depository.

4. Damages. Under no circumstances shall Mellon be liable for any indirect, consequential or special damages with respect to its role as Foreign Custody Manager or information vendor or with respect to the provision of any other services under this Agreement.

5. Indemnification; Liability of a Fund.

      a. Indemnification of Mellon. The Trust on behalf of each Fund shall indemnify and hold Mellon, its directors, officers, employees, shareholders and agents (each, an "Indemnified Party") harmless from all liability, including any loss, cost, expense, claim or damage, including reasonable legal fees, suffered or incurred by an Indemnified Party arising out of the performance of its obligations under this Agreement except to the extent Mellon or any of its officers, employees or agents have not met the standard of care applicable to such obligations under this Agreement. Each Indemnified Party shall be indemnified and held harmless by the relevant Fund and from the Assets of the relevant Fund from and against any such loss, cost, expense, claim, damage or liability (including reasonable legal expenses) which an Indemnified Party may sustain or incur or which may be asserted against an Indemnified Party by any person by reason of, or as a result of (i) any action taken or omitted by Mellon or its officers, employees or agents in good faith hereunder, (ii) reliance upon any instrument, certificate, order, or other document reasonably believed by Mellon or its officers, employees or agents to be genuine and to be signed, countersigned or executed by any duly authorized person, (iii) reliance upon written instructions or oral instructions reasonably believed to be issued by a Fund or Authorized Person or upon the opinion of legal counsel for the Trust or counsel for Mellon, or (iv) any act or failure to act by Mellon or its officers, employees or agents in good faith reliance upon any law, act, regulation or interpretation of the same even though the same may thereafter have been altered, changed, amended or repealed. Indemnification herein shall not apply to acts or failure to act by Mellon or its officers, employees or agents in cases of its or their own negligence or willful misconduct in the performance of its or their own duties hereunder.

      b. Damages. An Indemnified Party shall not be liable for any act or omission of any other person in carrying out any responsibility imposed upon such person and under no circumstances shall an Indemnified Party be liable for any indirect, consequential, or special damages with respect to the services provided under this Agreement.

      c. Indemnification of Trust. Mellon shall indemnify and hold the Trust, its trustees, officers, employees and agents (each, a "Trust Indemnified Party") from all liability, including any loss, cost, expense, claim or damage, including reasonable legal fees, suffered or incurred by a Trust Indemnified Party arising out of or attributable to Mellon's negligence or willful misconduct in the performance of its duties under this Agreement.

      d. Reliance on Information and Third Parties. In performing its services under this Agreement, Mellon may rely upon prices, holdings and other information provided by the Trust, Authorized Persons and any services or sources authorized by the Trust or that are customarily used by Mellon for such information; and Mellon shall be without liability or responsibility for any loss occasioned by such reliance.

      e. Fund Data. The Trust acknowledges that Mellon will be receiving, analyzing, relying and acting upon certain accounting information and other data maintained and/or provided by the Trust on behalf of a Fund or its agents ("Fund Data"), which Fund Data is necessary for Mellon to use in meeting its obligations under this Agreement. Notwithstanding anything in this Agreement to the contrary, the Trust on behalf of a Fund shall be solely responsible for the accuracy, completeness and timeliness of all Fund Data provided to Mellon and Mellon shall be entitled to rely fully upon such Fund Data without liability or responsibility for any loss occasioned by such reliance. Mellon shall have no liability for and shall be indemnified to the extent provided in this Article VI against, any losses, claims, liabilities, fees, damages, costs or expenses incurred by the Trust on behalf of a Fund or its underlying shareholders or any other third party arising from or relating to, inaccurate, incorrect, untimely or duplicative Fund Data.

      f. Compliance with Securities Laws. Except to the extent of Mellon's obligations as set forth in this Agreement, the Trust on behalf of each Fund assumes full responsibility for compliance with all applicable requirements of the Securities Act, the Act, and any other laws, rules and regulations of governmental authorities having jurisdiction. Mellon shall have no obligation to take cognizance of any laws relating to the sale of the Shares of any Fund.

      g. Obligations of the Trust. The Trust and Mellon agree that the obligations of a Fund under this Agreement shall not be binding upon any of the trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust or such Fund, individually, but are binding only upon the assets and property of such Fund. Any responsibility or liability of the Trust or a particular Fund under any provision of this Agreement shall be satisfied solely from the Assets of the Trust or the particular Fund, and in no event shall Mellon or its agents have any recourse against any one Fund for the obligation of any other Fund.

6. Force Majeure. Notwithstanding anything in this Agreement to the contrary, Mellon shall not be liable for any losses resulting from or caused by events or circumstances beyond its reasonable control, including, but not limited to, losses resulting from nationalization, strikes, expropriation, devaluation, revaluation, confiscation, seizure, cancellation, destruction or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, taxes, levies or other charges affecting a Fund's property; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts of war, terrorism, insurrection or revolution; or any other similar event.

7. Communications.

      a. Instructions. In performing the services under this Agreement, Mellon shall act in accordance with the Instructions of the Trust, a Fund or an Authorized Person acting on behalf of the Trust or a Fund. Instructions by letter or facsimile must be signed, or purport to be signed, by an Authorized Person.

      b. Reliance on Instructions. Mellon shall be entitled to rely upon any Instruction, notice or other instrument in writing received by Mellon and reasonably believed by Mellon to be genuine and to be signed by an officer or Authorized Person of the appropriate Fund. Where Mellon is issued Instructions orally, the appropriate Fund acknowledge that, if written confirmation is requested, the validity of the transactions or enforceability of the transactions authorized by such Fund shall not be affected if such confirmation is not received or is contrary to oral Instructions given. Mellon shall be under no duty to question any direction of an Authorized Person, to review any property held in the account, to make any suggestions with respect to the investment of the assets in the account, or to evaluate or question the performance of any Authorized Person. Mellon shall not be responsible or liable for any diminution of value of any securities or other property held by Mellon, unless such diminution of value would not have been incurred or suffered by the relevant Fund but for Mellon's negligence or willful misconduct in the performance of its duties under this Agreement.

8. Compensation and Expenses.

      a. Appendix E. The Trust on behalf of each Fund will compensate Mellon for its services rendered under this Agreement, and reimburse Mellon for its expenses, in accordance with Appendix E, which appendix may be modified in writing upon mutual agreement of the Trust and Mellon from time to time.

      b. Payment. Mellon will bill each Fund as soon as practicable after the end of each calendar month for the amount of its compensation and reimbursable expenses. The Trust on behalf of each Fund will promptly pay, or cause to be paid, to Mellon the amount of such billing.

      c. Payment upon Termination. Upon termination of this Agreement with respect to a Fund before the end of the month, Mellon's compensation for such period shall be prorated according to the proportion that such period bears to the full month period.

      d. Late and Non-Payments. If not paid directly or timely by the Trust on behalf of a Fund, Mellon may charge against assets held on behalf of such Fund compensation and any expenses incurred by Mellon in the performance of its duties pursuant to this Agreement. Mellon shall also be entitled to charge against assets of each Fund the amount of any loss, damage, liability or expense incurred with respect to such Fund, including legal fees, for which Mellon shall be entitled to reimbursement under the provisions of this Agreement. The expenses that Mellon may charge include, but are not limited to, the expenses of domestic subcustodians and Foreign Custodians incurred in settling transactions.

9. Term and Termination.

      a. Effective Date. This Agreement shall be effective on the date first set forth above and shall remain in force until terminated pursuant to subsection
(b) of this Section.

      b. Termination. Mellon may terminate this Agreement by giving a Fund at least 180 days' notice in writing, specifying the date of such termination. A Fund may terminate this Agreement by giving Mellon at least sixty (60) days' notice in writing, specifying the date of such termination. The Trust may terminate this Agreement with respect to a Fund, on at least sixty (60) days' notice in writing to Mellon that specifies the date of such termination, if such Fund is dissolved, liquidated or merged with or consolidated into another entity. If notice is given by the Trust, it shall be accompanied by a Certificate evidencing the vote of the Trust's Board to terminate this Agreement and designating a successor.

      c. Successor. If notice of termination is given by Mellon, the Trust shall, on or before the termination date, deliver to Mellon a Certificate evidencing the vote of the Board designating a successor service provider. In the absence of such designation, Mellon may designate a successor service provider, which shall be a person qualified to so act under the Act. If the Trust fails to designate a successor service provider, the Trust shall, upon the date specified in the notice of termination, and upon the delivery by Mellon of all Assets then owned by a Fund, be deemed to be its own service provider, and Mellon shall thereby be relieved of all duties and responsibilities under this Agreement other than the duty with respect to Securities held in the Book-Entry System, that cannot be delivered to the Fund.

      d. Coordination with Successor. Upon termination of the Agreement, Mellon shall, upon receipt of a notice of acceptance by the successor service provider, deliver to the successor all Securities and monies then held by Mellon on behalf of each Fund, after deducting all fees, expenses and other amounts owed.

      e. Survival of Provisions. In the event of a dispute following the termination of this Agreement with respect to a Fund, the provisions of Sections 6 and 7 of Article I, Section 5 of Article III, and Sections 1, 2, 3, 4, 5, 6, 7, 8, 9 and 11 of Article VI shall be deemed to continue to apply to the obligations and liabilities of the parties with respect to that Fund.

10. Inspection of Books and Records. The books and records of Mellon shall be open to inspection and audit at reasonable times by officers and auditors employed by the Trust at the Trust's own expense and with prior written notice to Mellon, and by the appropriate employees of any regulatory entity with jurisdiction over the Trust, including, but not limited to, the Securities and Exchange Commission, the Commodity Futures Trading Commission, the National Futures Association and the National Association of Securities Dealers.

11. Service Level Agreements. The operations personnel of Mellon and the Trust shall agree from time to time to establish service level agreements that set forth the procedures and guidelines to be followed generally by Mellon and the Trust in connection with the custody, administration and accounting services to be provided under this Agreement ("Service Level Agreements"). Appendix F hereto sets forth the form of such Service Level Agreements as of the date of this Agreement. In the event a conflict arises between a Service Level Agreement and this Agreement, this Agreement shall control. It is the intent of Mellon and the Trust that the Service Level Agreements guide Mellon and the Trust on the scope and nature of their responsibilities and their general performance objectives under this Agreement so as to minimize the potential for operational problems. Accordingly, the Service Level Agreements do not constitute separately enforceable agreements between Mellon and the Trust. Mellon and the Trust acknowledge the importance of the Service Level Agreements to the provision of custody, administration and accounting services to the Trust and further acknowledge that they represent the understanding and expectation of the parties as to the provision of such services. However, the failure to perform tasks strictly in accord with a Service Level Agreement would not necessarily constitute a breach of this Agreement. Both Mellon and the Trust understand that, to the extent that provisions of a Service Level Agreement reflect Mellon's policies and procedures in place for its customers generally, Mellon reserves the right to alter such provisions and will provide the Trust with reasonable notice of any such changes. Provisions of a Service Level Agreement that have resulted from negotiation between Mellon and the Trust may only be changed by mutual consent, which consent may not be unreasonably withheld. In such instances and to the extent any deviation from the explicit provisions of the Service Level Agreements is not material to the provision of custody, administration and accounting services to the Trust, the actual procedures and practices of Mellon and the Trust shall control over the provisions in Appendix F.

12. Miscellaneous.

      a. Appendix C is a Certificate signed by the Secretary of the Trust setting forth the names and the signatures of Authorized Persons. The Trust shall furnish a new Certificate when the list of Authorized Persons is changed in any way. Until a new certification is received, Mellon shall be fully protected in acting upon Instructions from Authorized Persons as set forth in the last delivered Certificate.

      b. Appendix D is a Certificate signed by the Secretary of the Trust setting forth the names and the signatures of the present officers of the Trust. The Trust agrees to furnish to Mellon a new Certificate when any changes are made. Until a new Certificate is received, Mellon shall be fully protected in relying upon the last delivered Certificate.

      c. Notice. Any notice or other instrument authorized or required by this Agreement to be given in writing to the Trust or Mellon shall be sufficiently given if addressed to that party and received by it at its offices as set forth below or at such other place as the parties may from time to time designate to the other in writing.

To Mellon:

Mellon Bank, N.A.
One Mellon Bank Center,
Pittsburgh, Pennsylvania  15258
For Custody Matters: Attn: Kelly Morgan
For Accounting and Administrative Matters: Attn: Joe Connolly

To the Trust:
Standish Mellon Asset Management Company LLC
One Boston Place
Boston, MA 02108
Attention: Beverly Banfield

      d. Amendments. This Agreement may not be amended or modified except by a written agreement executed by Mellon and the Trust.

      e. Assignment. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Trust without the written consent of Mellon, or by Mellon without the written consent of the Trust authorized or approved by a vote of the Board; provided, however, that Mellon may assign the Agreement or any function thereof to any corporation or entity that directly or indirectly is controlled by, or is under common control with, Mellon and any other attempted assignment without written consent shall be null and void.

      f. Third-Party Rights. Nothing in this Agreement shall give or be construed to give or confer upon any third party any rights hereunder.

      g. U.S. Bank. Mellon represents that it is a U.S. Bank within the meaning of paragraph (a)(7) of Rule 17f-5.

      h. Maintenance of Assets. The Trust acknowledges and agrees that, except as expressly set forth in this Agreement, the Trust is solely responsible to assure that the maintenance of each Fund's Securities and cash hereunder complies with applicable laws and regulations, including without limitation the Act. The Trust represents that it has determined that it is reasonable to rely on Mellon to perform the responsibilities delegated pursuant to this Agreement.

      i. Choice of Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws provisions. To the extent that the applicable laws of the Commonwealth of Pennsylvania, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control, and nothing herein shall be construed in a manner inconsistent with the Act or any rule or order of the Securities and Exchange Commission thereunder.

      j. Captions. The captions of the Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      k. Authorizations. Each party represents to the other that it has all necessary power and authority, and has obtained any consent or approval necessary to permit it, to enter into and perform this Agreement and that this Agreement does not violate, give rise to a default or right of termination under or otherwise conflict with any applicable law, regulation, ruling, decree or other governmental authorization or any contract to which it is a party or by which any of its Assets is bound.

      l. Privacy. Mellon acknowledges and agrees that certain information made available to it hereunder may be deemed non-public personal information under the Gramm-Leach-Bliley Act, other federal or state privacy laws (as amended), and the rules and regulations promulgated thereunder (collectively, "Privacy Laws"). Mellon hereby agrees (i) not to disclose or use such information except as required to carry out its duties under this Agreement or as otherwise permitted by law in its ordinary course of business, (ii) to establish and maintain procedures reasonably designed to assure the security and privacy of all such information, and (iii) to cooperate with the Trust and provide reasonable assistance in ensuring compliance with such Privacy Laws to the extent applicable to Mellon.

      m. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective representatives duly authorized as of the day and year first above written.

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST


By: /s/ Patrick J. Sheppard
    -----------------------
Name: Patrick J. Sheppard
Title: President and Chief Executive Officer


MELLON BANK, N.A.


By: /s/ Christopher Healy
    ---------------------
Name: Christopher Healy
Title: First Vice President

                                   APPENDIX A
                                  LIST OF FUNDS

The Boston Company International Core Equity Fund
The Boston Company International Small Cap Fund
The Boston Company Large Cap Core Fund
The Boston Company Small Cap Growth Fund
The Boston Company Small Capitalization Equity Fund
The Boston Company Small Cap Value Fund
The Boston Company Tax Sensitive Small Cap Equity Fund

Standish Mellon Intermediate Tax Exempt Bond Fund
Standish Mellon International Fixed Income Fund
Standish Mellon International Fixed Income Fund II
Standish Mellon Investment Grade Bond Fund
Standish Mellon Fixed Income Fund
Standish Mellon Global Fixed Income Fund
Standish Mellon High Yield Bond Fund
Standish Mellon Opportunistic Emerging Market Debt Fund
Standish Mellon Opportunistic High Yield Fund
Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund
Standish Mellon Short-Term Asset Reserve Fund
Standish Mellon Short-Term Fixed Income Fund

                                   APPENDIX B
                               SELECTED COUNTRIES

               Argentina            Greece             Poland
               Australia            Hong Kong          Portugal
               Austria              Hungary            Romania
               Bahrain              Iceland            Russia
               Bangladesh           India              Singapore
               Belgium              Indonesia          Slovakia
               Bermuda              Ireland            Slovenia
               Bolivia              Israel             South Africa
               Botswana             Italy              South Korea
               Brazil               Japan              Spain
               Canada               Jordan             Sri Lanka
               Chile                Kazakhstan         Sweden
               China/Shenzhen       Kenya              Switzerland
               China/Shanghai       Lebanon            Taiwan
               Clearstream          Luxembourg         Thailand
               Colombia             Malaysia           Trinidad &
               Costa Rica           Mauritius          Tobago
               Croatia              Mexico             Tunisia
               Czech Republic       Morocco            Turkey
               Denmark              Namibia            Uganda
               Ecuador              The Netherlands    Ukraine
               Egypt                New Zealand        United
               Estonia              Norway             Kingdom
               Euroclear            Oman               Uruguay
               Finland              Pakistan           Venezuela
               France               Panama             Vietnam
               Germany              Peru               Zambia
               Ghana                The Philippines

                                   APPENDIX C
                               AUTHORIZED PERSONS

      I, Beverly E. Banfield, the Secretary of Mellon Institutional Funds Investment Trust, a business trust organized under the laws of the Commonwealth of Massachusetts, and the Mellon Institutional Funds Master Portfolio, a business trust organized under the laws of the State of New York (the Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio collectively, the "Trusts"), do hereby certify that:

      The following individuals have been duly authorized as Authorized Persons to give Instructions on behalf of the Trusts and each Fund or Portfolio and the specimen signatures set forth opposite their respective names are their true and correct signatures:

For the Trusts and all Funds and Portfolios:


Portfolio Accounting


Jeremy Goldberg                              /s/ Jeremy Goldberg
                                             ------------------------------


Michael Chevalier                            /s/ Michael Chevalier
                                             ------------------------------


Michael Bixby                                /s/ Michael Bixby
                                             ------------------------------


Michael J. Dunn                              /s/ Michael J. Dunn
                                             ------------------------------


Steven J. Chambers                           /s/ Steven J. Chambers
                                             ------------------------------


Diana R. Lambert                             /s/ Diana R. Lambert
                                             ------------------------------


James Hanlon                                 /s/ James Hanlon
                                             ------------------------------


Avril R. Silverman                           /s/ Avril R. Silverman
                                             ------------------------------


Christopher Shelton                          /s/ Christopher Shelton
                                             ------------------------------

Jason Bilodeau                               /s/ Jason Bilodeau
                                             ------------------------------


Mutual Fund Operations

Amanda Teal                                  /s/ Amanda Teal
                                             ------------------------------


Denise B. Kneeland                           /s/ Denise B. Kneeland
                                             ------------------------------


Cara Hultgren                                /s/ Cara Hultgren
                                             ------------------------------


Treasury

Steven M. Anderson                           /s/ Steven M. Anderson
                                             ------------------------------


For all "Standish Mellon" named Funds and Portfolios

Name                                         Signature

Trade Processing/Pricing


Carolina Barahona                            /s/ Carolina Barahona
                                             ------------------------------


Laurie J. Barkowsky                          /s/ Laurie J. Barkowsky
                                             ------------------------------


Christopher B. Belleville                    /s/ Christopher B. Belleville
                                             ------------------------------


Jon Lavender                                 /s/ Jon Lavender
                                             ------------------------------


Edward F. Casieri                            /s/ Edward F. Casieri
                                             ------------------------------


Brian Delguidice                             /s/ Brian Delguidice
                                             ------------------------------

Julie R. Fried                               /s/ Julie R. Fried
                                             ------------------------------


Aimee Figueiredo                             /s/ Aimee Figueiredo
                                             ------------------------------


Jeff Gazo                                    /s/ Jeff Gazo
                                             ------------------------------


Thomas J. Hanlon                             /s/ Thomas J. Hanlon
                                             ------------------------------


Meagan Sweeney                               /s/ Meagan Sweeney
                                             ------------------------------


Geoffrey Nichols                             /s/ Geoffrey Nichols
                                             ------------------------------


Theodore W. Bair                             /s/ Theodore W. Bair
                                             ------------------------------


Gregory A. Neville                           /s/ Gregory A. Neville
                                             ------------------------------


Stephen C. Murphy                            /s/ Stephen C. Murphy
                                             ------------------------------


Brian R. Doherty                             /s/ Brian R. Doherty
                                             ------------------------------


Theresa M. Buczynski                         /s/ Theresa M. Buczynski
                                             ------------------------------


Suzanne Dietzel*                             /s/ Suzanne Dietzel
                                             ------------------------------


Tracey Gregory*                              /s/ Tracey Gregory
                                             ------------------------------


Sara Crimmins*                               /s/ Sara Crimmins
                                             ------------------------------


* Authorized beginning October 7, 2003.

For all "The Boston Company" named Funds and Portfolios

Name                                         Signature


Frank P. Bonsignore                          /s/ Frank P. Bonsignore
                                             ------------------------------


James R. Prentice                            /s/ James R. Prentice
                                             ------------------------------


Daniel Trelles                               /s/ Daniel Trelles
                                             ------------------------------


Kevin Cronan                                 /s/ Kevin Cronan
                                             ------------------------------


Rong Liang                                   /s/ Rong Liang
                                             ------------------------------


Dermot P. Dundon                             /s/ Dermot P. Dundon
                                             ------------------------------


Daniel Jerome                                /s/ Daniel Jerome
                                             ------------------------------


Lucy Kaladjian                               /s/ Lucy Kaladjian
                                             ------------------------------


Aykut Terzioglu                              /s/ Aykut Terzioglu
                                             ------------------------------


Joshua Green                                 /s/ Joshua Green
                                             ------------------------------


Peter Newell*                                /s/ Peter Newell
                                             ------------------------------


* Authorized beginning October 7, 2003.
                                             By:      /s/ Beverly E. Banfield
                                                      -----------------------
                                             Name:    Beverly E. Banfield
                                                      Secretary
                                             Dated:   October 7, 2003

                                   APPENDIX D
                                 TRUST OFFICERS

      I, Beverly E. Banfield, the Secretary of Mellon Institutional Funds Investment Trust, a business trust organized under the laws of the Commonwealth of Massachusetts, and the Mellon Institutional Funds Master Portfolio, a business trust organized under the laws of the State of New York (the Mellon Institutional Funds Investment Trust and Mellon Institutional Funds Master Portfolio collectively, the "Trusts"), do hereby certify that:

      The following individuals serve in the following positions with each Trust and each individual has been duly elected or appointed to each such position and qualified therefor in conformity with the Trusts' governing instruments and the specimen signatures set forth opposite their respective names are their true and correct signatures:

Name                  Position                         Signature
----                  --------                         ---------


Patrick J. Sheppard   President and Chief Executive    /s/ Patrick J. Sheppard
                      Officer                          -------------------------


Beverly E. Banfield   Vice President and Secretary     /s/ Beverly E. Banfield
                                                       -------------------------


Steven M. Anderson    Vice President and Treasurer     /s/ Steven M. Anderson
                                                       -------------------------


Denise B. Kneeland    Assistant Vice President         /s/ Denise B. Kneeland
                                                       -------------------------


Lisa Kane             Assistant Vice President         /s/ Lisa Kane
                                                       -------------------------


Cara E. Hultgren      Assistant Vice President         /s/ Cara E. Hultgren
                                                       -------------------------


Scott B. Simonds      Assistant Vice President         /s/ Scott B. Simonds
                                                       -------------------------


                                              By:      /s/ Beverly E. Banfield
                                                       -------------------------
                                              Name:    Beverly E. Banfield
                                                       Secretary
                                              Dated:   October 7, 2003

                                   APPENDIX E
                                FEES AND EXPENSES

      Each Fund shall pay Mellon the following fees and reimburse Mellon for the following expenses for the provision of custody, administration and accounting services under the Agreement:

Mellon GSS, acting as service provider for the Mellon Institutional Funds (which include the Mellon Institutional Funds Investment Trust and the Mellon Institutional Funds Master Portfolio), would base its compensation according to the schedule that follows. Core custody services include domestic and global safekeeping of assets, transaction settlement, income collection, cash availability/forecasting, corporate action processing and basic on-line inquiry. Core fund accounting services include maintaining investment ledgers, maintaining general ledger and capital stock accounts, calculating daily net asset value and distributing NAVs to third parties as directed. Mellon GSS will commit to the enclosed fees for a period of three years.

Investment related fees include, but are not limited to, wire charges, courier expenses, registration fees, stamp duties, etc. Clients are responsible for communications hardware, and software to support data transmissions to/from Mellon GSS.

This schedule also assumes participation in Mellon's Global Securities Lending. Revenue from a securities lending program would be shared between the Mellon Institutional Funds and Mellon GSS at a split of 70% to the Mellon Institutional Funds and 30% to Mellon GSS.

This schedule is meant to provide the Mellon Institutional Funds with a good faith estimate of fees and is based on our understanding of your requirements to this point for the 19 active mutual funds. Should the nature of the account change dramatically, Mellon GSS reserves the right to re-negotiate its compensation based on the situation that exists in the account at such time. If non-standard or special services are requested, Mellon GSS may negotiate additional compensation accordingly.

Mellon GSS agrees to pay conversion costs passed from DST Systems, Inc. for the purpose of establishing the Mellon Institutional Funds on the TA platform. Other Transfer Agent services available to the Mellon Institutional Funds, but not contemplated in this fee schedule, include use of VISION, FAN MAIL and TA 2000 VOICE.

                   ARTICLE VII. Our Custody Services Include:

--------------------------------------------------------------------------------
*  Safekeeping of Assets                  *  Settlement of Transactions
--------------------------------------------------------------------------------
*  Corporate Action Processing            *  Income Collection
--------------------------------------------------------------------------------
*  On-Line Reporting                      *  Tax Reclamation Services
--------------------------------------------------------------------------------
*  Daily Cash Availability/Forecasting    *  Proxy Services
--------------------------------------------------------------------------------
*  Foreign Exchange                       *  Conversion of Assets
--------------------------------------------------------------------------------

North American Fee Schedule (US and Canada)
--------------------------------------------------------------------------------
Annual Asset Based Fee Per Fund Per Year:

3.5 basis points (0.00035) first $100 million
2.0 basis points (0.00020) next $100 million
1.0 basis points thereafter
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Transaction Fees:

$   10.00 per Depository Eligible Transaction
$   10.00 per FED Eligible Transaction
$   25.00 per Physical Transaction
$    5.00 per Paydown
$    5.00 per Fed Funds Wire Received or Delivered
$   20.00 per Futures Transaction
$   20.00 per Forward Contract
--------------------------------------------------------------------------------

Class Action Processing:

Mellon GSS will file class actions on behalf of Mellon Institutional Funds. An amount equal to 2% of the proceeds will be charged against each participating fund at the time the proceeds are credited

                      Our Fund Accounting Services Include:

--------------------------------------------------------------------------------
* Maintaining Investment Ledgers        * Maintaining Fund General Ledger
--------------------------------------------------------------------------------
* Processing Fund Transactions          * Processing Accrual and Amortization
                                          Daily
--------------------------------------------------------------------------------
* Preparing Trial Balance               * Accruing for Fund Expenses
--------------------------------------------------------------------------------
* Maintaining Capital Stock Activity    * Calculating and Distribute Fund NAV
--------------------------------------------------------------------------------

Fund Accounting Services
--------------------------------------------------------------------------------
Annual Fee Per Fund Per Year:

$30,000 per Domestic Fund per Year
$45,000 per Global Fund per Year
$18,000 per Fund less than $25 million per Year

$ 3,000 per Each Additional Class of Shares per Year
--------------------------------------------------------------------------------

                    Our Fund Administration Services Include:

--------------------------------------------------------------------------------
* Audit Coordination                    * Financial Reporting
--------------------------------------------------------------------------------
* IRS Compliance                        * Board Reporting
--------------------------------------------------------------------------------

Fund Administration Services (Complex)
--------------------------------------------------------------------------------

$15,000 per Fund per Year
$ 3,000 per Each Additional Class of Shares
--------------------------------------------------------------------------------

                 Institutional Transfer Agency Services Include:

Fee assumes that Mellon Institutional Funds will maintain phones for shareholder inquiries. Account set-up, and shareholder recordkeeping for approximately 2000 shareholder accounts. The following fees are indicative until exact deliverables are determined through further conversation between Mellon Institutional Funds and Mellon GSS.

Institutional Transfer Agency
--------------------------------------------------------------------------------

$6,000 base fee per Fund or Class
$19.06 per Open Shareholder Account in a daily dividend fund
$12.84 per Open Shareholder Account in a quarterly/annual dividend fund
$ 1.20 per Closed Shareholder Account
$10.00 Custodial Fee per IRA/Keough account ($25.00 maximum per participant)
--------------------------------------------------------------------------------

                              Global Fee Schedule:

Network Based Charges:
--------------------------------------------------------------------------------
1. Category 1     3.5 basis points
--------------------------------------------------------------------------------
2. Category 2     8.0 basis points
--------------------------------------------------------------------------------
3. Category 3    10.0 basis points
--------------------------------------------------------------------------------
4. Category 4    15.0 basis points
--------------------------------------------------------------------------------
5. Category 5    25.0 basis points
--------------------------------------------------------------------------------
6. Category 6    45.0 basis points
--------------------------------------------------------------------------------

Transaction Fees:

----------------------------------------------------------------------------------------------------------------------------
7.       Category 1  Euroclear, France, Germany, Italy, Japan, Netherlands, New Zealand, Spain, Sweden,              $20.00
                     Switzerland, United Kingdom, CEDEL
----------------------------------------------------------------------------------------------------------------------------
Category 2           Austria, Australia, Belgium, Denmark, Finland, Ireland, Luxembourg, Mexico, Norway,             $50.00
                     South Africa
----------------------------------------------------------------------------------------------------------------------------
Category 3           Argentina, Brazil, Hong Kong, Malaysia, Portugal, Singapore, South Korea, Sri Lanka,            $60.00
                     Thailand, Turkey
----------------------------------------------------------------------------------------------------------------------------
Category 4           Czech Republic, Greece, Hungary, Indonesia, Israel, Peru, Taiwan, Zimbabwe                      $60.00
----------------------------------------------------------------------------------------------------------------------------
Category 5           Bangladesh, Bermuda, Botswana, Ghana, Kenya, Mauritius, Pakistan, Philippines, Poland,          $70.00
                     Uruguay
----------------------------------------------------------------------------------------------------------------------------
Category 6           Bolivia, Chile, China - Shanghai, China - Shenzhen, Colombia, Cyprus, Ecuador, Egypt,           $85.00
                     Estonia, India, Jordan, Morocco, Namibia, Panama, Russia, Slovak Republic, Venezuela,
                     Zambia
----------------------------------------------------------------------------------------------------------------------------

                      ARTICLE VIII. Out of Pocket Expenses:

Mellon GSS will pass-through to the Mellon Institutional Funds expenses for actual out of pocket expenses incurred by Mellon GSS in association with servicing the Mellon Institutional Funds. Some out of pocket expenses include:

---------------------------------------------------------------------------------------------------------------
* Pricing and Verification Services                     * Subcustodian Expenses / Stamp Duties
---------------------------------------------------------------------------------------------------------------
* Printing, Delivery and Postage                        * Forms and Supplies
---------------------------------------------------------------------------------------------------------------
* Telecommunication                                     * Custom Report Development
---------------------------------------------------------------------------------------------------------------
* Legal Costs                                           * Custom System Development
---------------------------------------------------------------------------------------------------------------
* NSCC Charges                                          * Transfer Agent Out-of-Pocket Expenses
---------------------------------------------------------------------------------------------------------------
* Microfiche Charges                                    * Transfer Agent Cash Management
---------------------------------------------------------------------------------------------------------------
* Third-party Fees Related to Fund Servicing
---------------------------------------------------------------------------------------------------------------


Mellon Institutional Funds Investment Trust      Mellon Bank, N.A.
Mellon Institutional Funds Master Portfolio


Signed by: __________________________            Signed by: ____________________

Title:  _____________________________            Title:  _______________________

Date: _______________________________            Date: _________________________

                                   APPENDIX F
                            SERVICE LEVEL AGREEMENTS

--------------------------------------------------------------------------------
                        Mellon Global Securities Services
                              Custody Services for
                           Mellon Institutional Funds
--------------------------------------------------------------------------------

GSS Custody Services

--------------------------------------------------------------------------------
Account Opening                     Foreign Exchange          Corporate Actions
                                    Processing
--------------------------------------------------------------------------------
Trade Processing                    Cash Processing           Income Collections

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
General

Description:

GSS will provide custody safekeeping services for the Standish Mellon Funds.

GSS will utilize the Custody Management System (CMS) for all transaction processing, income collection and corporate action processing. GSS manages a global network of sub-custodians for global custody and provides all services to comply with Foreign Custody Manager Services under Rule 17 (f) 5.

GSS will provide reporting utilizing Workbench, a web-based client reporting system.

--------------------------------------------------------------------------------

GSS= Mellon Global Securities Services
GSS Custody= Everett-based Mutual Fund Custody Dept.
The Advisor=Any Mellon Institutional Fund Advisor
SMAM= Standish Mellon Asset Management
TBCAM=The Boston Company Asset Management

--------------------------------------------------------------------------------
                        Mellon Global Securities Services
                              Custody Services for
                           Mellon Institutional Funds
--------------------------------------------------------------------------------

1.1 Account Opening

Description:   GSS Custody will open new accounts upon requests from authorized individuals of the advisor for proprietary accounts. The GSS
               Custody CSO will communicate the requirements for establishing a new account. Once these requirements are in place, GSS Custody will open an account on the Custody systems and assign a unique, eleven character portfolio number. Arrangements will be made to open accounts at various subcustodians where the advisor have indicated trading. The advisor will include the portfolio number when providing securities delivery and/ or payment instructions to counterparties.

               Commence servicing of account by the later of
               i. Start date indicated on New Account Form; or
               ii. 24 hours of receipt of form;
               iii. or within 24 hours of account approval by the advisor.

               Global Market Openings: When the advisor decides to trade in a new market, it is important to communicate this intention with your GSS Custody CSO as soon as possible. The GSS Custody CSO will communicate the requirements, if any, that must be met prior to trading and settlement activity occuring. Some markets will require documentation from the beneficial owner of assets prior to market entrance. The advisor will not execute a trade in the new market until the GSS Custody CSO has verified that all requirements have been met, including that the necessary sub custodian accounts have been opened.

Parameters:    Timing requirements:

               o New Account Forms received and approved at GSS Custody by 10:00 AM EST will be completed within 24 hours, using commercially best efforts, provided the account has been approved for activation by customer or within 24 hours after receipt of Customer approval.

--------------------------------------------------------------------------------
                        Mellon Global Securities Services
                              Custody Services for
                           Mellon Institutional Funds
--------------------------------------------------------------------------------

1.2 Trade Processing Standish Mellon Asset Management (SMAM) Boston

Description:   SMAM will send complete and accurate trade settlement
               instructions within the GSS Custody notification deadlines (see deadlines in attached file which is also available via
               Workbench). GSS Custody will receive security transactions executed by SMAM and route them into GSS's Custody Management
               System. Trades will be received from SMAM in the following way:

               o Multiple, daily automated electronic transmissions (FTP) sent directly to Mellon by SMAM in a format acceptable to GSS (standard SWIFT ISO 15022 format).

               o Hard-copy trade tickets for manual processing with the appropriate authorization either via overnight courier or via facsimile transmission. Any facsimile instruction sent to GSS Custody will contain two authorized signatures. GSS Custody will contact SMAM if two signatures are not provided.

               o Trade detail discrepancies that are not SWIFT network related will be the responsibility of SMAM and GSS Custody to rectify through direct interaction.

Parameters:    Timing requirements:
               o    SMAM will send trade files five times daily at scheduled
                    times to be agreed upon in writing between GSS and SMAM prior to sending such trade files.

               o GSS will forward custody holdings MT535 and cash statements MT950 to SMAM. They will be sent in a nightly batch cycle between the hours of 12 midnight and 5 AM.

--------------------------------------------------------------------------------
                        Mellon Global Securities Services
                              Custody Services for
                           Mellon Institutional Funds
--------------------------------------------------------------------------------

1.2 Trade Processing Standish Mellon Asset Management (SMAM) Boston (continued)

               o GSS will forward custody settlement confirmations. The messages are transmitted when a trade is settled or has a fail reason applied to it.

               -----------------------------------------------------------
               MT544                Settlement of Receive Free
               -----------------------------------------------------------
               MT545                Settlement of Receive vs. Payment
               -----------------------------------------------------------
               MT546                Settlement of Deliver Free
               -----------------------------------------------------------
               MT547                Settlement of Deliver vs. Payment
               -----------------------------------------------------------
               MT548                Notice of Settlement Problem
               -----------------------------------------------------------

               For the MT54x messages there are qualifiers. The NEWM qualifier denotes a new message. The CANC qualifier denotes a cancel message.

               Notification requirements:

               o GSS will use commercially reasonable efforts to notify SMAM of receipt of each file transmission within 15 minutes of receipt. If GSS does not receive file transmission within thirty (30) minutes after scheduled time for receipt, GSS will notify SMAM via email of non-receipt by GSS of such transmission.

--------------------------------------------------------------------------------
                        Mellon Global Securities Services
                              Custody Services for
                           Mellon Institutional Funds
--------------------------------------------------------------------------------

1.2 Trade Processing The Boston Company Asset Management (TBCAM)

Description:   TBCAM will send complete and accurate trade settlement
               instructions within the GSS Custody notification deadlines (See deadlines in attached file which is also available via
               Workbench). GSS Custody will receive security transactions executed by TBCAM and route them into GSS's Custody Management
               System. Trades will be received from TBCAM in the following way:

               o DTC ID System: TBCAM will affirm through the DTC ID System all DTC equity eligible securities per the Ad Hoc Standard Letter of Agreement.

               o Hard-copy trade tickets for manual processing with the appropriate authorization via facsimile transmission. This would include: unaffirmed trades, foreign trades, IPO trades (T+0), short settlement trades, Futures, Foreign Exchange Contracts. Any facsimile instruction sent to GSS will contain two authorized signatures. GSS Custody will contact TBCAM if two signatures are not provided.

               o Trade detail discrepancies will be the responsibility of TBCAM and GSS to rectify through direct interaction.


Parameters:    Timing requirements:
               o    TBCAM will send via fax a blotter on T+1 by 9:00 all trade activity.

               o TBCAM will send a system generated trade recap daily at 3:00 PM and 5:00 PM via FTP for trades that are faxed over to GSS. GSS will tie out the trades to ensure that all of them have been received and will contact TBCAM with any discrepancies.

               o    TBCAM will reconcile Custody Holdings daily.

--------------------------------------------------------------------------------
                        Mellon Global Securities Services
                              Custody Services for
                           Mellon Institutional Funds
--------------------------------------------------------------------------------

1.3 Foreign Exchange Processing

Description:  Affiliated Funds Support

Foreign Exchange Contracts will be executed through the following methods:

   1) The advisor will execute a Foreign Exchange Contract with an external broker. The advisor will send complete and accurate Foreign Exchange Instructions within the GSS Custody notification deadlines (see deadlines in attached file which is also available via Workbench). GSS Custody will receive foreign exchange transactions by the advisor and route them into GSS's Custody Management System.

   2) The advisor will direct GSS Custody, as Custodian to execute a Foreign Exchange Contract for repatriation of dividends and income for the Funds. GSS Custody has made arrangements with the Bank of New York to facilitate foreign exchange contracts for affiliated mutual funds. GSS Custody will in turn arrange for execution and settlement with BONY.

   3) The advisor will direct, GSS Custody as Custodian to execute a Foreign Exchange Contract with Mellon Bank, NA's Subcustodian on behalf of the Funds in markets where Third party exchange is an acceptable practice.

Mellon Internal FX Capability

--------------------------------------------------------------
Argentina              Bahrain               Bangladesh
--------------------------------------------------------------
Bermuda                Bolivia               Botswana
--------------------------------------------------------------
Chili                  Colombia              Croatia
--------------------------------------------------------------
Ecuador                Egypt                 Estonia
--------------------------------------------------------------
Ghana                  India                 Indonesia
--------------------------------------------------------------
Jordan                 Kenya                 Lebanon
--------------------------------------------------------------
Malaysia               Mauritius             Morocco
--------------------------------------------------------------
Namibia                Pakistan              S. Korea
--------------------------------------------------------------
Slovak Republic        Slovenia              Sri Lanka
--------------------------------------------------------------
Taiwan                 Trinidad              Uruguay
--------------------------------------------------------------
Venezuela              Vietnam               Zambia

* Countries are subject to change and revisions to SLA will be made upon change. GSS will notify the advisor of exchange rate and currency amount on TD by 4 PM EST.


11/25/2003                             6

--------------------------------------------------------------------------------
                        Mellon Global Securities Services
                              Custody Services for
                           Mellon Institutional Funds
--------------------------------------------------------------------------------

Parameters:    Timing requirements:
               The advisor will issue a letter of standing instruction to execute foreign exchange of dividend and income currency.
               Accounts will be added to BONY existing account structure.

--------------------------------------------------------------------------------
                        Mellon Global Securities Services
                              Custody Services for
                           Mellon Institutional Funds
--------------------------------------------------------------------------------

1.4 Cash Processing

Description:   GSS will provide detailed cash projection information via web based real time Internet product Workbench
               (www.workbench.mellon.com) each morning by 2 a.m. EST. Reports include; Cash Balances, Cash Ledger Balances, 5 day cash forecast, Cash Statement, Custody Holdings. The advisor will report Cash to Portfolio managers and reconcile to GSS Custody.

               GSS Custody will reconcile prior day activity and will monitor cash balances continuously throughout the day to avoid potential overdrafts and failed trades.

               Cash/Currency availability reports are also produced by GSS Custody upon receipt of sub/red activity from the transfer agent. Final deadline 10:00 a.m. EST. The advisor will view the reports via Workbench. GSS Custody will e-mail final cash availability to TBCAM by 10:00 a.m.

               GSS Custody will invest/uninvest cash upon standing instruction in sweep vehicle as directed by the advisor.

Parameters:    Timing requirements -The advisor will require cash figures by 10
               a.m. EST. GSS Custody will fax reports as a back up procedure in the event the Internet site is unavailable.

               Workbench Profiles
               SMAM Boston-     CRWBSMA
               SMAM Pittsburgh- CRWBMBD
               TBCAM-           CRWBTBC

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                        Mellon Global Securities Services
                              Custody Services for
                           Mellon Institutional Funds
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1.5 Corporate Actions

Description:   Notifications

               o    Method of Communication
                    GSS will send corporate action notices that are received via our network via fax and will advise of the corporate action details, entitled position, the market and GSS cut off time for the reply.

Parameter:     Full Notifications (All Markets) - For all issues

GSS will transmit full details of the Corporate Action within the following guidelines:

   o For ex date driven events, GSS will use reasonable efforts to deliver notification 48 hours from receipt of notice from subcustodian/depository/agent.

   o Re notification generation on ex date if position change (Only for voluntary actions).

   o Re notification of any changes or updates to the details relating to a corporate event within 48 hours of confirmation.

   o For expiration date driven events GSS will use reasonable efforts to deliver full notification within 48 hours of GSS's receipt of notice.

   o Where a Corporate Action entitlement is rounded up and such notice is provided by the subcustodian/depository/agent, this will be clearly stated on the Notification.

   o For all non-mandatory Corporate Actions, GSS will aim to set instruction deadlines for the advisor that are within 48 hours of the deadline imposed on GSS by its sub-Mellon or intermediary entity.

   o The advisor should make reasonable efforts to provide GSS with election decision instructions on or before GSS's response deadline date. The steps that GSS will take to help ensure a valid instruction is received and executed are: 1) GSS will on a best efforts basis prompt you for your response by placing a follow-up courtesy call on the established response deadline date to the advisor contact party on file 2) Any events for which an instruction is not received from the advisor are subject to the default action detailed on the corporate action notification.

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                        Mellon Global Securities Services
                              Custody Services for
                           Mellon Institutional Funds
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1.5 Corporate Actions (continued)

o The advisor must contact a Corporate Action Specialist listed on the particular Corporate Action Notice in GSS's Global Corporate Action Dept. via phone when they are sending a corporate action instruction after the set deadlines. GSS will undertake reasonable efforts to process corporate action instructions received after the set deadlines. GSS will keep the advisor informed of the status of instructions transmitted after set deadlines.

         Instructions:

o The advisor will transmit all responses by to a specified Corporate Action by fax for the attention of Corporate Actions. GSS policy is to not accept oral instructions; however in situations of extreme emergency, GSS may decide to accept oral instructions via recorded line with 1) two GSS individuals or 2) one GSS individual and telephone confirmation back from a different GSS individual 3) GSS requires that the advisor immediately follow up with a hard-copy response.
o The advisor must provide complete corporate action documentation as required. Any necessary documentation (e.g. sophisticated investor letters) will be faxed to the contact provided by GSS on the notification unless advised to the contrary GSS will ensure, on a reasonable efforts basis, that any corporate action documentation required to execute the advisor's corporate action instructions has been received. Many markets certificate of original SIL is required as instructed on the notice by GSS.

         Postings:

o Cash Entries: GSS will make reasonable efforts to post cash entitlements to the accounts within 24 hours of receipt and reconciliation, not including class actions.
o Security Entries: GSS will make reasonable efforts to post security entitlements to custody records within 24 hours of receipt and reconciliation, not including Class Action.

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                        Mellon Global Securities Services
                              Custody Services for
                           Mellon Institutional Funds
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1.5 Corporate Actions (continued)

   o GSS will identify all claim entitlements due to the advisor. GSS will promptly follow up all entitlement not received. Any entitlement on outstanding positions will be claimed from the market (where this is local market practice), and will be handled on a reasonable efforts basis.
   o Inquiries: For all inquiries related to the communication and instructions on corporate action events, the advisor's Corporate Action Team should direct inquiries to the GSS Corporate Action Notification and Response Team. All other corporate action inquiries should be directed to the Corporate Action Inquiry Team. GSS and the advisor's Corporate Action Teams will respond to each other's inquiries within 24 hours. Non-resolutions to be escalated through management see appendix for organization chart (updated quarterly). GSS will respond to urgent inquiries regarding corporate actions same day.


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                        Mellon Global Securities Services
                              Custody Services for
                           Mellon Institutional Funds
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1.6 Income Collection

Description:   GSS's systems automatically accrue dividend and Interest income as of ex-date based on the trade date position of clients' equity securities holdings and as of record date for debt issues.

Parameter:

               o Income and dividends are posted to client accounts either on payable date in most major markets according to the guidelines listed in the Contractual Income Settlement Policy (See appendix), or on the date received. Online Currency Forecast Reports project multicurrency cash balances for a specified number of days (from one day to three days) based on pending income items.
               o For non-standard or private placement securities income is accrued by GSS based on the information received from the advisor's Corporate Action Team or other appropriate source. (E.g. paying agent, transfer agents, written notification directly from partnerships). Income payments will be posted to client accounts on the date received. In the event an income payment is anticipated but not received GSS will initiate an inquiry with the appropriate party within 30 days of the expected pay date. If necessary, GSS may request assistance from the advisor for claiming income on private placement securities.


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1.6 Income Collection (continued)

               o Market Claims: When income is past due or received by the prior holder of record, GSS will initiate the collection process. GSS will pursue outstanding market claims until funds are received or detailed explanation of non-entitlement is received, according to market practice and regulation. GSS may request the assistance of the advisor in contacting a counter party in an effort to expedite the claiming process, providing details of the collection efforts taken by GSS and its agents. Market claims are paid contractually in markets where GSS offers contractual settlement. GSS reserves the right to reverse, at its discretion, a contractually settled transaction which is directly or indirectly failing due to circumstances outside the control of GSS or its settlement agents.
               o When the advisor has instructed not to re-register shares, GSS does not accept liability for non-receipt of income. GSS will, however, upon request from the advisor, subject to market practices and regulations, provide assistance to the advisor in its attempts to claim non-receipt of income.


                                      13
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                        Mellon Global Securities Services
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Fund Accounting Services

--------------------------------------------------------------------------------
Mutual Fund Accounting         Reconciliations           NAV Determination

--------------------------------------------------------------------------------
Master/Feeder Processing       Expense Processing        Distributions/Yields

--------------------------------------------------------------------------------
Trade Processing               Income Processing         Reporting

--------------------------------------------------------------------------------
Capital Share Processing       Pricing

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
General

Description:

GSS will provide all accounting and recordkeeping services necessary and appropriate for the Mellon Institutional Funds.

GSS will perform accounting in accordance with SEC regulations, GAAP and MIF policies. All policies and procedures will be in accordance with written procedures approved by GSS and MIF prior to conversion

GSS shall keep accounts and records current as is required by the 1940 Act, GAAP and to support all filings under Federal law.

--------------------------------------------------------------------------------

         MIF= Mellon Institutional Funds
         Advisor= Any Advisor of a Mellon Institutional Fund
         GSS= Mellon Global Securities Services
         GSS Fund Accounting= NY-based Mutual Fund Accounting Dept. GSS Custody= Everett-based Mutual Fund Custody Dept.
         BFDS= Boston Financial Data Services (transfer agent)


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                        Mellon Global Securities Services
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Mutual Fund Accounting

Description:

GSS will utilize the State Street Portfolio Accounting System (PAS) to maintain books and records for Mellon Institutional Funds. PAS is a widely-used real-time mutual fund accounting system with full mutual fund processing features.

GSS will provide staffing sufficient to complete and verify all processing, calculate and disseminate Net Asset Values.

--------------------------------------------------------------------------------
GSS Fund Accounting will support multi-currency accounting for Mellon Institutional Funds and process all transactions necessary for daily valuation.

--------------------------------------------------------------------------------
GSS Fund Accounting will maintain investment ledgers for all positions

--------------------------------------------------------------------------------
GSS Fund Accounting will support international transactions in both base and local currency.

--------------------------------------------------------------------------------
GSS Fund Accounting will maintain historical tax lots for each security.

--------------------------------------------------------------------------------
GSS Fund Accounting will maintain ledgers and post all activity daily.

--------------------------------------------------------------------------------
GSS Fund Accounting will verify all system postings and accruals

--------------------------------------------------------------------------------
GSS Fund Accounting shall keep accounts and records current as is required by the 1940 Act, GAAP and to support all filings under Federal law. Records will include:

o   Cash Receipts and Disbursements journals
o   Purchase and Sales Journals
o   Subscription and Redemptioon Journals
o   Security Ledgers
o   Income Journals
o   Trial Balance and Ledgers
o   Holdings Reports
o   Expense Reports
o   Dividend Paid Reports

--------------------------------------------------------------------------------


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                           Mellon Institutional Funds
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Master/Feeder Processing

Description: Master/Feeder Processing includes all daily and annual functions to support the master/feeder structure of the Mellon Institutional Funds. GSS will utilize the State Street Portfolio Accounting System (PAS) to calculate the daily NAV's and provide ledger records of all allocations and all required recordkeeping.

GSS will utilize the Deloitte & Touche Master/Feeder Allocation system to record all tax adjustments and process partnership allocations.

MIF will approve account mapping prior to conversion. GSS will test allocations and run parallel to IBT prior to conversion.

PWC will be responsible for preparation of tax returns and Schedule K-1's based on final partnership allocations from GSS.

--------------------------------------------------------------------------------
GSS Fund Accounting will maintain records for all current active Mellon Institutional master/feeder funds upon conversion.

--------------------------------------------------------------------------------
MIF will provide GSS Fund Accounting at least 30 days notice of any new feeders/classes.

--------------------------------------------------------------------------------
GSS Fund Accounting will support daily allocations, accounting and net asset value determination for Standish master/feeder Funds on Portfolio Accounting System (PAS) in accordance with SEC regulations and GAAP.

--------------------------------------------------------------------------------
GSS Fund Accounting will allocate income, expenses, realized and unrealized gain(loss) for each feeder in accordance with current Treasury regulations (aggregate method).

--------------------------------------------------------------------------------
GSS Fund Accounting will maintain and adjust allocations percentages based daily shareholder activity in feeder funds.

--------------------------------------------------------------------------------
GSS Fund Accounting will maintain daily records to support allocations.

--------------------------------------------------------------------------------
GSS Fund Accounting will accumulate all book-to-tax adjustments for tax allocations.

--------------------------------------------------------------------------------
GSS Fund Accounting will process partnership allocations on Deloitte & Touche Master/Feeder Allocation system.

--------------------------------------------------------------------------------
GSS Fund Accounting will submit final partnership allocations to MIF (PWC) by 45th day following fiscal year-end of master fund.

--------------------------------------------------------------------------------


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Trade Processing

Description: Trade processing will include all portfolio purchase/sale transactions executed by Advisors on behalf of the Mellon Institutional Funds.

GSS will coordinate receipt of trades from MIF and process trades into Custody System for settlement and PAS for valuation.

--------------------------------------------------------------------------------
MIF will confirm income/amortization policies of Mellon Institutional Funds prior to conversion.

--------------------------------------------------------------------------------
GSS Fund Accounting /MIF will agree on source/methodology for all security master fields prior to conversion.

--------------------------------------------------------------------------------
GSS Fund Accounting will establish security reference data for all new positions based on agreed-upon procedures.

--------------------------------------------------------------------------------
GSS Fund Accounting will verify that all trades have been reconciled to Custody by 12:00 PM EST on Trade Date + 1.

--------------------------------------------------------------------------------
GSS Fund Accounting will review verification of trade and interest calculations on all trades processed.

--------------------------------------------------------------------------------
GSS Fund Accounting will verify that all trades have settled through Custody statements.

--------------------------------------------------------------------------------
GSS Fund Accounting will confirm that all transactions are reflected accurately on pricing reports prior to NAV determination.

--------------------------------------------------------------------------------


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Capital Share Processing

Description: Capital Share Processing represents updating fund records for all subscriptions and redemptions of Fund shares. Also includes processing of additional shares issued as a result of dividends reinvested.

BFDS will act as transfer agent for Mellon Institutional Funds. GSS will interface with BFDS to process capital share activity reported by BFDS.

GSS will be responsible for ensuring that all capital share activity reported to MIF is accurate and timely.

--------------------------------------------------------------------------------
GSS Fund Accounting will process all shareholder activity as reported by BFDS on trade date +1.

--------------------------------------------------------------------------------
All shareholder activity from BFDS will be uploaded directly into PAS utilizing existing interface.

--------------------------------------------------------------------------------
GSS Fund Accounting will process all shareholder activity received from Transfer Agent data by 2:00 PM EST daily. GSS will update fund records for all revisions reported by BFDS.

--------------------------------------------------------------------------------
GSS Fund Accounting will verify settlement of shareholder activity received from Transfer Agent through Custody statement.

--------------------------------------------------------------------------------
GSS Fund Accounting will ensure that all cash reports reflect most current capital share activity as reported by BFDS.

--------------------------------------------------------------------------------
GSS Fund Accounting will notify MIF of all significant shareholder transactions processed "as-of" and net asset value impact of "as-of" trades.

--------------------------------------------------------------------------------
GSS Fund Accounting will monitor net asset value impact of as-of transactions of Transfer Agent based on reports from Transfer Agent.

--------------------------------------------------------------------------------
GSS Fund Accounting will reconcile Fund shares outstanding daily and dividend payable with Transfer Agent monthly.

--------------------------------------------------------------------------------
GSS Fund Accounting will monitor unsettled shareholder activity daily.

GSS Fund Accounting will notify MIF weekly of any unsettled shareholder orders past standard.

--------------------------------------------------------------------------------
GSS Fund Accounting will provide to MIF periodic reports summarizing shareholder activity

--------------------------------------------------------------------------------

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                        Mellon Global Securities Services
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--------------------------------------------------------------------------------
Reconciliations

Description:   Reconciliations represent procedures to ensure that:

     1.   Fund Accounting cash/positions reconcile to Custodian records.
     2.   Fund Accounting positions reconcile to Portfolio Management records.
     3.   Custodian cash activity reconcile to Portfolio Management records.

Security positions for each fund will be reconciled daily.

Cash activity between Fund Accounting and Custodian will be reconciled daily.

GSS will be responsible for researching all differences and reporting all items past standard to MIF.

GSS will be responsible for maintaining aging of all items and provide periodic reporting to MIF.

--------------------------------------------------------------------------------
GSS Fund Accounting will process all activity from Custodian cash statement daily by 10:00 AM EST.

--------------------------------------------------------------------------------
GSS Fund Accounting will complete daily cash statement reconciliation by 12:00 PM EST.

--------------------------------------------------------------------------------
MIF will reconcile cash activity to AS400 daily and notify GSS Custody of any cash item that does not reconcile.

--------------------------------------------------------------------------------
GSS Fund Accounting will reconcile positions to MIF positions daily at close of business (including all trade activity) and submit reconciliation report to MIF by 12:00 PM EST next business day summarizing all discrepancies.

--------------------------------------------------------------------------------

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                        Mellon Global Securities Services
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--------------------------------------------------------------------------------
Expense Processing

Description: Expense processing represents procedures to accrue fund expenses for each Mellon Institutional Fund to ensure accurate net asset values and distributions to shareholders.

GSS will utilize functionality of PAS to accrue expenses by type and at Master, Feeder and Class levels.

--------------------------------------------------------------------------------
GSS Fund Accounting will calculate and accrue asset-based fees in accordance with Fund's prospectus.

--------------------------------------------------------------------------------
GSS Fund Accounting will calculate and accrue any fee waivers based on instructions from MIF.

--------------------------------------------------------------------------------
GSS Fund Accounting will accrue all other expenses based on instructions from MIF.

MIF will update expense estimates for non asset-based expense accruals quarterly.

--------------------------------------------------------------------------------
GSS Fund Accounting will ensure that daily expense accruals are accurate and reconcile daily expense accruals between masters and feeders.

--------------------------------------------------------------------------------
GSS Fund Accounting will analyze and report to MIF any significant expense variances based on instructions from MIF.

--------------------------------------------------------------------------------
GSS Fund Accounting will post expense payments daily from cash statement.

--------------------------------------------------------------------------------
GSS Fund Accounting will make expense accrual adjustments based on written instructions from MIF received by 12:00 PM EST.

--------------------------------------------------------------------------------
GSS Fund Accounting will provide detailed monthly expense reports to Standish including expense accruals, payments and balances by type for master, feeder and class levels.

--------------------------------------------------------------------------------

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                        Mellon Global Securities Services
                       Mutual Fund Accounting Services for
                           Mellon Institutional Funds
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--------------------------------------------------------------------------------
Income Processing

Description: Income processing represents procedures to accrue fund income for each Mellon Institutional Fund to ensure accurate net asset values and distributions to shareholders.

GSS will utilize functionality of PAS to automatically accrue income based on security positions, security master data, and income/amortization policies approved by MIF.

--------------------------------------------------------------------------------
GSS Fund Accounting will calculate and accrue security income based on security master data.

--------------------------------------------------------------------------------
GSS Fund Accounting will calculate and accrue cash dividends based on corporate action notices from GSS Corporate Action Notification.

GSS Fund Accounting will confirm all cash dividends to secondary source.

--------------------------------------------------------------------------------
GSS Fund Accounting will calculate and accrue book amortization based on GAAP policies.

--------------------------------------------------------------------------------
GSS Fund Accounting will calculate and accrue tax amortization based on MIF policies.

--------------------------------------------------------------------------------
GSS Fund Accounting will estimate and accrue all other income based on instructions from MIF.

--------------------------------------------------------------------------------
GSS Fund Accounting will process all rate change adjustments.

--------------------------------------------------------------------------------
GSS Fund Accounting will process all paydowns.

--------------------------------------------------------------------------------
GSS Fund Accounting will reconcile daily income accruals.

--------------------------------------------------------------------------------
GSS Fund Accounting will analyze and report any significant income variances to MIF.

--------------------------------------------------------------------------------
GSS Fund Accounting will analyze and report any past-due income payments to MIF.

--------------------------------------------------------------------------------

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                        Mellon Global Securities Services
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--------------------------------------------------------------------------------
Pricing

Description: Pricing represents procedures to value all positions for each Mellon Institutional Fund to ensure accurate net asset values.

GSS will value holdings in Mellon Institutional funds in accordance with board-approved pricing procedures.

All price sources will be designated by MIF.

GSS Fund Accounting performs daily procedures and controls to validate the accuracy of the prices and communicates exceptional variances to MIF for review.

GSS Fund Accounting will perform price comparisons to ensure that price variances beyond standard tolerances are reported to MIF.

--------------------------------------------------------------------------------
MIF will provide GSS Fund Accounting written pricing procedures approved by Board of Trustees and minutes evidencing approval.

MIF will provide GSS Fund Accounting any amendments to pricing procedures after approval by Board of Trustees and minutes evidencing approval.

--------------------------------------------------------------------------------
GSS Fund Accounting will override approved price source per pricing procedures based on written instructions from authorized MIF NAV Committee member.

--------------------------------------------------------------------------------
GSS Fund Accounting will change approved price source per pricing procedures based on written instructions from authorized MIF NAV Committee member.

--------------------------------------------------------------------------------
GSS Fund Accounting apply "fair value" prices based on instructions from MIF NAV Committee approved by Board of Trustees.

--------------------------------------------------------------------------------
GSS Fund Accounting will monitor timely receipt of all prices from all sources.

--------------------------------------------------------------------------------
GSS Fund Accounting will notify MIF of any price source not available by agreed upon time.

--------------------------------------------------------------------------------
GSS Fund Accounting will apply secondary source based on MIF pricing policy or written instructions from MIF.

--------------------------------------------------------------------------------
GSS Fund Accounting will validate valuations based on agreed upon procedures.

--------------------------------------------------------------------------------
GSS Fund Accounting will review security prices and verify all daily variances beyond standard to secondary sources approved by MIF.

--------------------------------------------------------------------------------

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                        Mellon Global Securities Services
                       Mutual Fund Accounting Services for
                           Mellon Institutional Funds
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--------------------------------------------------------------------------------
Pricing (continued)

--------------------------------------------------------------------------------
GSS Fund Accounting will report all significant security price variances to MIF and act based on written instructions from MIF.

MIF will respond to price variance notifications within agreed-upon standard.

GSS Fund Accounting will not finalize valuations until all open variances are resolved.

--------------------------------------------------------------------------------
GSS Fund Accounting will confirm accuracy of all security prices that are ex-dividend.

--------------------------------------------------------------------------------
GSS Fund Accounting will confirm accuracy of all security prices that have no volume.

--------------------------------------------------------------------------------
GSS Fund Accounting will monitor stale prices beyond standard and report any discrepancies to MIF.

--------------------------------------------------------------------------------
GSS Fund Accounting will perform comparisons of market prices to transaction prices of executed trades and report any discrepancies to MIF.

--------------------------------------------------------------------------------

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                        Mellon Global Securities Services
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                           Mellon Institutional Funds
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--------------------------------------------------------------------------------
NAV Determination

Description: NAV Determination represents procedures to calculate net asset value for each Mellon Institutional Funds.

GSS will determine NAV in accordance with SEC guidelines and report NAV errors to MIF in accordance with MIF NAV error Policy.

GSS will submit NAV's to NASDAQ and Transfer Agent timely and report NAV's to parties designated by MIF.

--------------------------------------------------------------------------------
GSS Fund Accounting will calculate net asset value (NAV) of individual classes of multi-class funds daily in accordance with SEC guidelines and MIF policy.

--------------------------------------------------------------------------------
GSS Fund Accounting will calculate net asset value (NAV) of individual feeders of Master/feeder funds daily in accordance with SEC guidelines and MIF policy.

--------------------------------------------------------------------------------
GSS Fund Accounting will perform daily procedures and controls to validate the accuracy of the NAV and communicate exceptional variances to the MIF for review.

--------------------------------------------------------------------------------
GSS Fund Accounting will report NAV/dividend factors to MIF by 6:30 PM EST daily.

GSS Fund Accounting will maintain service level report to track performance to standard and reasons for late reports.

--------------------------------------------------------------------------------
GSS Fund Accounting will report NAV/dividend factors to Transfer Agent by 6:30 PM EST daily.

GSS Fund Accounting will maintain service level report to track performance to standard and reasons for late reports.

--------------------------------------------------------------------------------
GSS Fund Accounting will report NAVs to NASDAQ by 5:55 PM EST daily.

GSS Fund Accounting will maintain service level report to track performance to standard and reasons for late reports.

--------------------------------------------------------------------------------
GSS Fund Accounting will report all NAV errors to MIF and reimburse Funds in accordance with agreed-upon Standish NAV Error policy.

--------------------------------------------------------------------------------

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                        Mellon Global Securities Services
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                           Mellon Institutional Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Distributions/Yields

Description: Represents procedures to calculate fund distributions and yields for each Mellon Institutional Fund.

GSS will determine distributions based on distribution policy of each Fund and determine yields in accordance with SEC guidelines.

--------------------------------------------------------------------------------
GSS Fund Accounting will calculate net income and dividend factor for each daily dividend fund by 6:30 PM EST.

--------------------------------------------------------------------------------
GSS Fund Accounting will compute 1 day and 30 day SEC yield for daily dividend funds and report to MIF.

--------------------------------------------------------------------------------
GSS Fund Accounting will calculate net income available for distribution for all periodic distribution funds in accordance with MIF instructions.

--------------------------------------------------------------------------------
MIF will determine distribution rates for periodic distribution funds and submit to GSS Fund Accounting rates, designation and payable date by 12:00 PM EST on ex-date.

--------------------------------------------------------------------------------
GSS Fund Accounting will report all distribution information to Transfer Agent on ex-date.

--------------------------------------------------------------------------------
GSS Fund Accounting will reconcile declared distributions to amounts paid by Transfer Agent and report any variances (other than breakage) to MIF.

--------------------------------------------------------------------------------
GSS Fund Accounting will provide reports summarizing dividend and distribution information to MIF.

--------------------------------------------------------------------------------

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                        Mellon Global Securities Services
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                           Mellon Institutional Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Reporting

Description: GSS will provide MIF all required Reports based on agreed procedures and standards.

--------------------------------------------------------------------------------
   GSS Fund Accounting will provide daily reports to MIF including, but not limited to:

      o  Pricing Reports
      o  Price Variance Reports
      o  NAV Determination Reports
      o  Transaction Journals
      o  Position Reports
      o  Fund Profile Reports
      o  General Ledger
      o  Dividend/Yield determination Report
      o  Others (to be determined)

--------------------------------------------------------------------------------

   GSS Fund Accounting will provide monthly reports to MIF including, but not limited to:
      o  Expense Forecasts
      o  Income Analysis
      o  Transaction Summaries
      o  Position Reports
      o  Fund Profile Reports
      o  Others (to be determined)

--------------------------------------------------------------------------------
   GSS Fund Accounting will provide fiscal YTD reports to MIF and PWC including, but not limited to:
      o  Trial Balance
      o  Audit Reports
      o  Transaction Summaries
      o  Position Reports
      o  Others (to be determined)

--------------------------------------------------------------------------------

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                        Mellon Global Securities Services
                     Mutual Fund Administration Services for
                           Mellon Institutional Funds
--------------------------------------------------------------------------------

Mutual Fund Administrative Services

-----------------------------------------------
Financial Reporting        Board Reporting

-----------------------------------------------
RIC Compliance             Tax Reporting

-----------------------------------------------

--------------------------------------------------------------------------------
Mutual Fund Administration

Description: GSS will perform certain mutual fund administrative functions for Mellon Institutional Funds.

GSS will provide staffing sufficient to adequately support the services specified.

GSS will perform services in accordance with SEC regulations, GAAP and MIF policies. All policies and procedures will be in accordance with written procedures approved by GSS and MIF prior to conversion.

MIF will be responsible for all SEC filings.

MIF has overall responsibility to ensure that each Fund satisfies all SEC reporting guidelines and compliance to all 1940 Act regulations.

MIF has overall responsibility for compliance and adherence to fund investment restrictions and policies.

MIF has overall responsibility for content and completeness of board reports.

MIF has overall responsibility for tax compliance and adherence to all tax regulations.

--------------------------------------------------------------------------------

MIF= Mellon Institutional Funds
GSS= Mellon Global Securities Services
GSS Fund Accounting= NY-based Mutual Fund Accounting Dept.
GSS Custody= Everett-based Mutual Fund Custody Dept.
PWC= Price Waterhouse Coopers (Independent Auditors)

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                        Mellon Global Securities Services
                     Mutual Fund Administration Services for
                           Mellon Institutional Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Reporting

Description: Represents all services relating to SEC-required reports and filings.

--------------------------------------------------------------------------------
GSS Fund Administration staff will prepare Trial Balance and supporting documents for semi-annual reports.

--------------------------------------------------------------------------------
GSS Fund Administration staff will coordinate preparation of Schedule of Investments in accordance with SEC requirements and MIF-specified format.

--------------------------------------------------------------------------------
GSS Fund Administration staff will coordinate preparation of financial statements in accordance with generally accepted accounting policies and SEC requirements.

--------------------------------------------------------------------------------
GSS Fund Administration staff will coordinate annual audits with Independent Auditors and attend weekly status meetings during audits.

--------------------------------------------------------------------------------
GSS Fund Administration staff will coordinate typesetting of shareholder reports with print vendor.

--------------------------------------------------------------------------------
GSS Fund Administration staff will coordinate distribution of drafts and coordination of revisions of shareholder reports.

--------------------------------------------------------------------------------
GSS Fund Administration staff will coordinate Independent Auditor approval.

--------------------------------------------------------------------------------
GSS Fund Administration staff will provide oversight of report process to ensure that production and mailing will be completed by Standish deadlines and SEC requirements.

--------------------------------------------------------------------------------
GSS Fund Administration staff will provide financial information for N-1A filings based on instructions from MIF.

--------------------------------------------------------------------------------
GSS Fund Administration staff will provide financial information for 24f filings based on instructions from MIF.

--------------------------------------------------------------------------------
GSS Fund Administration staff will provide financial information for N-SAR filings and file form with SEC.

--------------------------------------------------------------------------------

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                        Mellon Global Securities Services
                     Mutual Fund Administration Services for
                           Mellon Institutional Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RIC Compliance

Description: Represents all services relating to RIC compliance.

--------------------------------------------------------------------------------
GSS Fund Administration staff will prepare RIC compliance analysis for each Mellon Institutional Fund in accordance with IRC regulations and MIF instructions.

--------------------------------------------------------------------------------
GSS Fund Administration staff will prepare monthly RIC compliance summary for each Mellon Institutional Fund and submit to MIF by 5th business day of each month.

--------------------------------------------------------------------------------
GSS Fund Administration staff will prepare pre-month end RIC compliance summary for each Mellon Institutional Fund approaching a fiscal quarter (based on agreed upon criteria) and submit to MIF 5 business days before month-end.

--------------------------------------------------------------------------------
GSS Fund Administration staff will prepare full year RIC compliance summary for each Mellon Institutional Fund and submit to MIF and PWC by 10th business day following fiscal year-end.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Board Reporting

Description: Represents all services relating to supporting board booklet preparation.

--------------------------------------------------------------------------------
GSS Fund Administration will prepare supporting documents for Mellon Institutional Fund board booklets based on instructions from MIF.

--------------------------------------------------------------------------------
GSS Fund Administration will prepare all board supporting documents for Mellon Institutional Fund board booklets currently provided by IBT.

--------------------------------------------------------------------------------

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                        Mellon Global Securities Services
                     Mutual Fund Administration Services for
                           Mellon Institutional Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tax Reporting

Description: Represents all services relating to supporting required tax filings.

--------------------------------------------------------------------------------
GSS Fund Administration will prepare all book-to-tax adjustments.

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GSS Fund Administration will prepare tax basis trial balance for preparation of
Federal tax returns.

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GSS Fund Administration will submit all trial balances and tax adjustments to
MIF and PWC by 45th day following fiscal year-end.

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GSS Fund Administration will review all tax disclosure in Annual Reports.

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GSS Fund Administration will monitor capital gain distributions and report to
Standish estimated amounts available for distribution.

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GSS Fund Administration will monitor capital loss carryovers and report to
Standish of pending expirations.

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GSS Fund Administration will prepare year-end shareholder tax information:

   1. US Government %
   2. AMT %
   3. Income by State %
   4. Foreign Tax Credit %
   5. Corporate Dividends Received Deduction %

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GSS Fund Administration will prepare year-end 1099-MISC forms.

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                                      30

                                   APPENDIX G
                               SELF CUSTODY RIDER

Notwithstanding any other provisions of this Agreement to the contrary, the following provisions shall apply to this Agreement as being subject to Rule 17f-2 under the Act.

1. Physical Separations of Securities. Except as permitted by Rule 17f-2 or Rule 17f-4, Mellon shall hold all Securities of a Fund deposited with Mellon physically segregated at all times from those of any other person.

2. Access to Securities. Except as otherwise provided by law, no person shall be authorized or permitted to have access to the Securities of a Fund deposited with Mellon except pursuant to a Board resolution. Each such resolution shall designate not more than five persons who shall be either officers or responsible employees of the Trust and shall provide that access to such investments shall be only by two or more such persons jointly, at least one of whom shall be an officer; except that access to such investments shall be permitted (1) to properly authorized officers and employees of Mellon and (2) to the Trust's or a Fund's independent public accountant jointly with any two persons so designated or with such officer or employee of Mellon.

3. Deposits and Withdrawals. Each person, when depositing such securities or similar investments of a Fund in or withdrawing them from a Securities Depository or when ordering their withdrawal and delivery from the safekeeping of Mellon, shall comply with the requirements of Rule 17f-2(e).

4. Examination. The Trust on behalf of each Fund shall comply with the requirements of Rule 17f-2(f) with regard to examination by an independent public accountant.

Acknowledged:


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Trust                                          Mellon


Date:                                          Date:
     -----------------------                        ----------------------


                                      G-1